SEC Registration Nos.
Nos. 811-10045 and 333-44064

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 53	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 56	☒

Calvert Impact Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue Bethesda, Maryland 20814
(Address of Principal Executive Offices)
Registrant’s Telephone Number: (301) 951-4800

John H. Streur
4550 Montgomery Avenue Bethesda, Maryland 20814
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	On [date], pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on [date], pursuant to paragraph(a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date], pursuant to paragraph (a)(2)of rule 485.

Explanatory Note
This post-effective amendment is being filed to implement changes to the Calvert Global Energy Solutions Fund's prospectus.

Calvert Equity and Asset Allocation Funds PROSPECTUS CLASS A, C and Y

October 3, 2016

Class (Ticker)

Calvert Global Energy Solutions Fund	A (CGAEX)	C (CGACX)	Y (CGAYX)

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Equity and Asset Allocation Funds Prospectus
Class A, C and Y
October 3, 2016

TABLE OF CONTENTS

FUND SUMMARY

CALVERT GLOBAL ENERGY SOLUTIONS FUND
Class (Ticker):	A (CGAEX)	C (CGACX)	Y (CGAYX)
INVESTMENT OBJECTIVE
The Fund seeks to track the performance of the Calvert Global Energy Research Index.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 23 and “Reduced Sales Charges” on page 24 of this Prospectus, and under “Method of Distribution” on page 47 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	1.07%	1.07%	1.07%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.66%	0.66%	0.54%
Total annual fund operating expenses	1.98%	2.73%	1.61%
Less fee waiver and/or expense reimbursement[4]	(0.33%)	(0.33%)	(0.21%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.65%	2.40%	1.40%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2018. Direct net operating expenses will not exceed 1.65% for Class A, 2.40% for Class C and 1.40% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$635	$1,036	$1,463	$2,646
Class C
Expenses assuming redemption	$343	$816	$1,415	$3,037
Expenses assuming no redemption	$243	$816	$1,415	$3,037
Class Y	$143	$488	$856	$1,893
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Energy Research Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry and normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. The Fund will provide shareholders with at least 60 days’ notice before changing this

6 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

80% policy. The companies in which the Fund invests operate businesses, business units or business lines that (i) contribute to growth and innovation in renewable energy industries and the commercial adoption of renewable energy sources, including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery, (ii) manufacture technologies that minimize greenhouse gas emissions, (iii) provide energy storage solutions, (iv) distribute energy produced from renewable energy sources, (v) deliver products and services that improve energy efficiency and reduce greenhouse gas emissions across economic sectors, (vi) demonstrate leadership in the most energy-intensive industries through the minimization of their energy use and carbon footprint, (vii) are electric utility and independent power producers that are leading the transition from fossil fuels to renewable energy, and (viii) contribute to the electrification of the transportation system. The Fund does not invest in companies with significant fossil fuel reserves (including natural gas reserves) and seeks to minimize its exposure to fossil fuel extraction and nuclear energy production.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the sustainable energy solutions sector are at a relatively early stage of development. Up to 5% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global energy challenges.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Calvert Global Energy Research Index. The Calvert Global Energy Research Index is a proprietary index that is owned by Calvert Investments, Inc. It is composed of companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in business activities in the sustainable energy solutions sector that are consistent with the Calvert Principles for Responsible Investment. A company is significantly involved in business activities in the sustainable energy solutions sector if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities involving the production and/or distribution of renewable energy including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery ("Renewable Energy Producers/Distributors"), the manufacture of technologies and/or products that enable the transition away from fossil fuels or that reduce energy consumption, including power storage, smart grid applications, and carbon capture technologies ("Technology Providers"), or the provision of products and services that improve energy efficiency for residential or commercial use ("Energy Efficiency Providers"), (ii) it is a leader in energy efficiency and/or the use of renewable energy in the most energy intensive industries, such as the cement and steel industries ("Energy Use Leaders"), or (iii) it provides solutions that address global energy challenges, as outlined by the United Nations Sustainable Development Goals ("Energy Innovators"). Renewable Energy Producers/Distributors, Technology Providers, Energy Efficiency Providers and Energy Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Energy Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.
At each Index reconstitution Renewable Energy Producers/Distributors, Technology Providers, and Energy Efficiency Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names. At each Index reconstitution, the Energy Use Leaders and Energy Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from Calvert's evaluation of an issuer's conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.
At each Index reconstitution, at least 40% of the total market value of the Index or, if the Advisor determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States). Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.
At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the sustainable energy solutions sector through (i) the

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 7

percentage of revenues or earnings of the Index constituents that are generated from products, services or technologies related to sustainable energy solutions or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial and responsible investing factors, the Fund will not be able to match the performance of the index exactly.
Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or renewable energy may fall.
Sustainable Energy Solutions Industry Risk. The sustainable energy solutions industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of renewable energy, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments’ policies towards sustainable energy solutions also may adversely affect Fund performance.
Concentration Risk. A downturn in the sustainable energy solutions industry would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company's environmental, social and governance

8 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

(“ESG”) performance or the Advisor's assessment of a company's ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund's responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company's ESG performance. Successful application of the Fund's responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class C shares prior to July 31, 2007 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	28.24%
Worst Quarter (of periods shown)	12/31/08	-33.93%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	Since Inception (5/31/07)
Class A:
Return before taxes	-7.68%	-4.67%	-9.58%
Return after taxes on distributions	-7.76%	-4.72%	-9.61%
Return after taxes on distributions and sale of Fund shares	-4.35%	-3.40%	-6.52%
Class C	-5.07%	-4.69%	-9.91%
Class Y	-3.01%	-3.50%	-8.93%
Ardour Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	2.51%	-2.33%	-7.77%
Lipper Global Natural Resources Funds Avg. (reflects no deduction for taxes)	-22.97%	-8.71%	-5.81%

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 9

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Vice President - Investment Operations and Indexing	Since October 2016
Dale R. Stout, CFA	Index Portfolio Manager and Senior Analyst	Since October 2016
Lise Bernhard	Director of Investment Operations and Performance	Since October 2016
Christopher Madden, CFA	Portfolio Manager	Since October 2016
Jade Huang	Portfolio Manager	Since October 2016

BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

MORE INFORMATION ON FEES AND EXPENSES
Contingent Deferred Sales Charge
Subject to certain exceptions, the contingent deferred sales charge (“CDSC”) imposed on the proceeds of Class C shares of a Fund redeemed within certain time periods after purchase is a percentage of the net asset value at the time of purchase or redemption, whichever is less.
For Class C shares, a 1.00% CDSC is imposed on shares sold within one year. There is no charge on redemptions of Class C shares held for more than one year.
See “How to Buy Shares/Choosing a Share Class/Class C” in this Prospectus.
Management Fees
Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.
With respect to the amount of each Fund’s advisory fee, see “Advisory Fees” in this Prospectus. The administrative fee (as a percentage of the Fund’s net assets) paid by the Fund for the most recent fiscal year is as follows.

Fund	Administrative Fee[1]

Calvert Global Energy Solutions Fund	0.35%
1 Commencing February 1, 2016, the administrative fee for each share class of the fund listed above is 0.12%.
Distribution and Service Fees
The following table shows the maximum annual amount of distribution and service fees payable under the Fund’s distribution plan for Class A shares and the amount of the Fund’s distribution and service fees authorized by the Fund’s Board of Trustees/Directors for the current fiscal year. Fees payable under the distribution plan may be increased to the maximum amount, where applicable, only after approval of the Board of Trustees/Directors.

Fund	Maximum Amount Payable (Class A)	Amount Authorized

Calvert Global Energy Solutions Fund	0.50%	0.25%
Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Fund will not pay more than 0.11% of its average net assets attributable to any such third-party service provider.
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in the Fund to the amounts listed in the table below through January 31, 2018. Only the Board of Trustees/Directors of the Fund may terminate an expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Fund	Class A	Class C	Class Y
Calvert Global Energy Solutions Fund	1.65%	2.40%	1.40%
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any acquired fund fees and expenses paid indirectly by a shareholder. The Example in the respective Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of a contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments (if applicable), and taxes. The Fund does not expect to incur a material amount of interest expense in the fiscal year.
In addition to the expense limitations set forth in the table above, Calvert has further agreed to contractually limit direct net operating expenses for Class Y shares of Calvert Global Energy Solutions Fund to 3.00% through January 31, 2023. See “Investment Advisor and Subadvisors” in the respective Fund’s SAI for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 11

Example
The Example in the Fund Summary for the Fund also assumes that you reinvest all dividends and distributions.
MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of the Fund may be changed by the Fund’s Board of Directors/Trustees without shareholder approval.
Further Description of Investment Strategies and Techniques
A concise description of the Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for the Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Fund, along with their associated risks. The Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.
For certain investment strategies listed, the table below shows the Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s Annual or Semi-Annual Reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of the Fund is also provided below.)

12 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Calvert Global Energy Solutions Fund
Investment Techniques
Active Trading Strategy/Turnover	❑
Temporary Defensive Positions	❑
Exchange-Traded Funds	❑
Hedging Strategies	NA
Securities Lending	❑
Repurchase Agreements	❑
Conventional Securities
Stocks in General	µ
Foreign Securities	µ
Investment Grade Bonds	❑
Below-Investment Grade, High-Yield Bonds	❑
Unrated Debt Securities	❑
Illiquid Securities	15N
Asset-Backed Securities	❑
Mortgage-Backed Securities	❑
Leveraged Derivative Instruments
Currency Contracts	5T
Options on Securities and Indices	5T2
Futures Contracts	5N3
1 Excludes any High Social Impact Investments.
2 Based on net premium payments.
3 Based on initial margin required to establish position.
Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s total assets

NA	Not applicable to this Fund
Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.
Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.
Risks: Opportunity

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 13

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund’s cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure or when the Advisor believes share prices of ETFs offer attractive value.
Risks: Correlation and Market

Securities Lending.  The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and interest rate risk.
Risks: Correlation and Opportunity

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Conventional Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Fund’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.
Risks: Market

Foreign Securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. Such investments are generally denominated in foreign currency.
Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment Grade Bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

Below-Investment Grade, High-Yield Bonds. Bonds rated below BBB-/Baa3 by S&P or Moody’s, or assigned an equivalent rating by an NRSRO, or unrated bonds determined by the Fund’s Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Unrated Debt Securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid Securities. Securities that cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

14 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Asset-Backed Securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Mortgage-Backed Securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate

Currency Contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Leveraged Derivative Instruments and Associated Risks

Options on Securities and Indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time.  A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”).
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

Futures Contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 15

Explanation of Strategies Used by the Fund

Repurchase Agreements. Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. To the extent a Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor, the Subadvisor, or the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor or Subadvisor fail to use futures in accordance with Rule 4.5, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Derivatives. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, and currency forwards, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate. Derivatives may be used to manage exposure to securities prices and foreign currencies; as an efficient means of increasing or decreasing the Fund’s exposure to certain markets; to protect the value of portfolio securities; and to serve as a cash management tool.
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

16 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

ADRs and GDRs. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Fund may invest in either sponsored or unsponsored ADRs.  GDRs are certificates issued by an international bank that are generally traded in, and denominated in the currency of, countries other than the home country of the issuer of the underlying shares. Companies, including those from emerging markets, typically use GDRs to make their shares available to investors in two or more foreign countries.
Emerging Market Securities. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. The Fund may also enter into foreign currency transactions to facilitate settlement transactions or to hedge exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 17

PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.
A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.
ABOUT RESPONSIBLE INVESTING
Calvert Principles for Responsible Investment
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert’s active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

18 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investment Selection Process
In seeking to achieve the Fund’s investment objective, investments are selected for financial soundness and evaluated under the Calvert Principles for Responsible Investment (the “Calvert Principles”). A company is eligible for investment if the Advisor determines that it operates its business in a manner that is consistent with the Calvert Principles, the application of which is in the economic interest of the Fund and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability. Following any such investment in a security, the Advisor will evaluate the related company to determine if it operates its business in a manner that is consistent with the Calvert Principles. If the Advisor determines that the company does not operate its business in a manner that is consistent with the Calvert Principles, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive value. The ETFs in which the Fund may invest will not be subject to any responsible investment analysis and will not be required to be consistent with the principles otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not operate their businesses in a manner that is consistent with the Calvert Principles.
An investment held by the Fund does not constitute the Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from the Fund’s portfolio necessarily indicate that the related company does not operate its business in a manner that is consistent with the Calvert Principles.
Shareholder Advocacy and Corporate Responsibility
As the Fund’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:
Dialogue with companies
Calvert may initiate dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert may continue its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.
Proxy voting

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 19

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Fund.
Shareholder resolutions
Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.
Special Investment Programs
As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, certain Funds may invest a small percentage of their respective assets through special investment programs that are non-principal investment strategies pioneered by Calvert – High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.
Calvert International Equity Fund and Calvert International Opportunities Fund have limits on investments in U.S. companies of 5% and 10% of net assets, respectively; these percentages exclude High Social Impact Investments and Special Equities investments.
High Social Impact Investments
High Social Impact Investments is a program that targets a percentage of a Fund’s net assets (up to 3% for Calvert Global Energy Solutions Fund). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds’ sustainable and socially responsible investment criteria.
These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.
The Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in this Prospectus. Each Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).
Pursuant to an exemptive order issued by the SEC, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.
The Funds may also invest in high social impact issuers through social enterprises in conjunction with the Special Equities investment program (see “Special Equities” below).
Special Equities
The Fund may invest in the Special Equities investment program, which allows the Fund to promote especially promising approaches to sustainable and socially responsible investment goals through privately placed investments. Special Equities investments are limited to 3% of each Fund’s net assets
Special Equities investments are generally venture capital, privately-placed investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Committee of the Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk and are all subject to liquidity, information and transaction risk. Special Equities foreign investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below-investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 20

Pursuant to approval by each Fund’s Board of Trustees/Directors, each Fund has retained Daryn Dodson and Jeremy Sookhoo as consultants to provide investment research for the Special Equities Program.
Manager Discovery Program
As part of the ongoing commitment of Calvert to promote equal opportunity, Calvert has introduced the Manager Discovery Program. The program allocates up to 5% of a Fund’s net assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of a Fund. The Manager Discovery Program seeks to bring a dynamic new perspective to a Fund, while maintaining Calvert’s long-standing commitment to seeking financial performance and societal impact. No firm currently participates in the program.
MANAGEMENT OF FUND INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (Calvert or the Advisor), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds. Calvert provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2015, Calvert was the investment advisor for 42 mutual fund portfolios and had over $12 billion in assets under management.
More Information About the Advisor, Subadvisors and Portfolio Managers
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of the Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The respective Fund’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.
Calvert Global Energy Solutions Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Laurie Webster, CFA
July 2015 - present: Vice President - Investment Operations and Indexing, Calvert.
2007 - June 2015: Director, Investment and Performance Systems, Calvert.
Ms. Webster has 30 years of experience in the financial industry and has been with Calvert for 15 years.
Portfolio Manager
Dale R. Stout, CFA
October 2015 - present: Index Portfolio Manager and Senior Analyst, Calvert.
November 2012 - October 2015: Investment Systems Manager and Analyst, Calvert.
April 2010 - November 2012: Senior Investment Analyst - Equities, Calvert.
Mr. Stout has 13 years of experience in the financial industry, all at Calvert.
Portfolio Manager
Lise Bernhard
October 2015 - present: Director of Investment Operations and Performance, Calvert. Prior to October 2015, Ms. Bernhard was Manager, Calvert Responsible Indexes and Senior Performance Analyst, Calvert. Ms. Bernhard has over 20 years of experience in the financial industry and has been with Calvert for 10 years.
Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Portfolio Manager

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 21

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund
Calvert Investment Management, Inc.
See “About Calvert” above.
Management of each Fund’s portfolio is the responsibility of the Calvert Asset Allocation Committee (“Allocation Committee”).

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager, Allocation Committee Member
John P. Nichols, CFA	Vice President – Equities, primarily working on Calvert’s subadvisor oversight process.	Co-Portfolio Manager, Allocation Committee Member
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income at Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager, Allocation Committee Member
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager, Allocation Committee Member
Calvert and each Fund have obtained an exemptive order from the SEC to permit Calvert and the applicable Fund, pursuant to approval by the Fund’s Board of Trustees/Directors, to enter into and materially amend contracts with the Fund’s Subadvisor, if any (that is not an “affiliated person” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) without shareholder approval. See “Investment Advisor and Subadvisors” in the respective Fund’s SAI for further details.
Advisory Fees
The table below shows the annual advisory fee paid by the Fund for the most recent fiscal year as a percentage of the Fund’s average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.

Advisory Fee
Calvert Global Energy Solutions Fund	0.95%

A discussion regarding the basis for the approval by the Funds’ Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to the Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.
SHAREHOLDER INFORMATION
For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.
How to Buy Shares
Getting Started – Before You Open an Account
You have a few decisions to make before you open an account in a mutual fund. First, decide which fund or funds best suits your needs and your goals.
Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, and several other types of accounts.
Then, decide which Class of shares is best for you. You should make this decision carefully, based on:

•	the amount you wish to invest;

•	the length of time you plan to keep the investment;

•	the Class expenses; and

22 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

•	whether you qualify for any reduction or waiver of sales charges.
Each investor’s financial considerations are different. You should consult with your financial intermediary to discuss which Class of shares is best for you.
Choosing a Share Class
The following chart lists the different Classes of shares offered by each Fund and the Classes offered by the Fund in this prospectus. Class I ($1 million minimum) for certain Funds is offered in a separate prospectus. Calvert Investment Distributors, Inc. (“CID”) is the Funds’ distributor.

Fund	Classes Offered by Fund	Classes of Fund Offered in this Prospectus
Calvert Global Energy Solutions Fund	Four classes (Class A, C, I and Y)	Class A, C and Y
This chart shows the difference in the Classes and the general types of investors who may be interested in each Class. The sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations.
Class A Shares: Front-End Sales Charge

Investor Type	For all investors, particularly those investing $50,000 or more (which qualifies for a reduced sales charge), or who plan to hold the shares for a substantial period of time.
Initial Sales Charge
Sales charge on each purchase of 4.75% or less, depending on the amount you invest. Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares sold (redeemed) within one year of purchase. See “Contingent Deferred Sales Charge” below in this chart.

Contingent Deferred Sales Charge	None (except that an 0.80% contingent deferred sales charge may apply to certain redemptions for accounts with $1 million or more for which no sales charge was paid).
Distribution and/or Service Fees	Class A shares have an annual 12b-1 fee of up to 0.50%.
Other	Class A shares have lower annual expenses than Class C due to a lower 12b-1 fee.
Class C Shares: Deferred Sales Charge for One Year

Investor Type	For investors who prefer not to pay a front-end sales charge and/or who are unsure of the length of their investment.
Initial Sales Charge	None
Contingent Deferred Sales Charge	If you sell shares within one year, then you will pay a deferred sales charge of 1.00% at that time.
Distribution and/or Service Fees	Class C shares have an annual 12b-1 fee of 1.00%.
Other	The expenses of this Class are higher than Class A because of the higher 12b-1 fee. There is no conversion to Class A.
Class Y Shares: No Sales Charge

Investor Type
Generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Service Fees	Class Y shares have no 12b-1 fee.
Other	Class Y shares have lower annual expenses than Class A, B and C because Class Y has no 12b-1 fee.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 23

Class A
If you choose Class A, you will pay a front-end sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term “offering price” includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 but less than $100,000 in Calvert Balanced Portfolio, or if the value in your account is more than $50,000 but less than $100,000,* then the sales charge is reduced to 3.75%. There is no initial sales charge on shares acquired through reinvestment of dividends or capital gain distributions.

Your investment in Class A shares	Sales Charge % of offering price	% of Amt. Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None**	None**

* This is called “Rights of Accumulation.” The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the current value of shares you have previously purchased in Calvert Funds that impose sales charges.
** Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by CID are subject to a one-year CDSC of 0.80%. The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers. See “Reduced Sales Charges” in this Prospectus.

Class C
If you choose Class C, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you prefer not to pay a front-end sales charge and/or are unsure of the length of your investment. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions.
Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.
The CDSC on Class C Shares will be waived if the shares were sold by a broker/dealer that has an agreement with CID to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. For more information on the agreement, see “Service Fees and Arrangements with Broker/Dealers,” below. Ask your broker/dealer if this CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).
Class Y
Class Y shares are sold without any initial sales load or CDSC.
Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.
Reduced Sales Charges
You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or the Fund at the time of purchase to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is also available on Calvert’s website at www.calvert.com.
Rights of Accumulation can be applied to several accounts
In determining the applicable Class A sales load breakpoints/discount, you may take into account the current value of your existing holdings of any class, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.

24 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

______________________________________
*A “family group” includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.
A “qualified group” is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring shares at a discount, and (iii) satisfies uniform criteria which enable CID and broker/dealers offering shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CID or broker/dealers distributing shares, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CID or broker/dealers.
Statement of Intention
You may reduce your Class A sales charge by establishing a statement of intention (“Statement”). A Statement allows you to combine all Calvert Funds purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge.
A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. The Transfer Agent will hold in escrow Fund shares (computed to the nearest full share) equal to 5% of the dollar amount specified in the Statement. All dividends and any capital gains distribution on the escrowed shares will be credited to your account.
If the total minimum investment specified under the Statement is completed within a 13-month period, escrowed shares will be promptly released to you. However, shares acquired during the 13-month period but sold prior to the completion of the investment commitment will not be included for purposes of determining whether the investment commitment has been satisfied.
Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchase amount, CID will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after this adjustment will be released and, upon request, remitted to you.
The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.
Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)
There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Code. There is also no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 403(b) or 401(k) plan has in Calvert Funds is at least $1 million. These sales charge waivers do not apply to traditional, commission-based brokerage arrangements.
Neither the Funds, nor CID, nor any affiliate of CID will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CID of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.
College Savings Plans under Section 529
There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the savings plan account is: (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.
Other Circumstances
There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•
current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (see definition of “family group” under “Reduced Sales Charges,” above);

•	directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund’s shares and family members of the subadvisor, or broker/dealer;

•	purchases made through a registered investment advisor (does not apply to clients in traditional, commission-based brokerage arrangements);

•
trust departments of banks or savings institutions for trust clients of such bank or institution where such trust department purchases Fund shares in a trustee, fiduciary or advisory capacity (does not apply to clients in traditional, commission-based brokerage arrangements);

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 25

•
clients of financial intermediaries who have self-directed brokerage accounts that may or may not charge transaction fees to customers. Such shares are only available through self-directed brokerage service platforms or similar sales channels in which commissions customarily are not imposed;

•
purchases through a broker/dealer maintaining an omnibus account with a Fund, provided the purchases are made by: (a) registered investment advisors (does not apply to clients in traditional, commission-based brokerage arrangements); or (b) retirement or deferred compensation plans and trusts used to fund those plans established under sections 401(a), 401(k), 403(b) or 457 of the Code, and “rabbi trusts” (does not apply to clients in traditional, commission-based brokerage arrangements); and

•
the portion of any direct rollover from a participant’s employer-sponsored retirement plan account or direct transfer from a 403(b) plan account to a Calvert IRA with Calvert or its agent as the custodian that is funded by the sale immediately prior to the rollover/transfer of Calvert Fund shares held in the plan account, provided that documentation accompanies the rollover/ transfer instruction that reasonably supports this funding source requirement.

Dividends and Capital Gain Distributions from other Calvert Funds
You may prearrange to have your dividends and capital gain distributions from a Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.
Purchases Made at Net Asset Value (“NAV”)
If you make a purchase at NAV, you may exchange shares in that amount to another Calvert Fund without incurring a sales charge.
Reinstatement Privilege (Class A )
Subject to the Funds’ market timing policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A of the Fund at the NAV next computed after the reinvestment order is received, without a sales charge.
Distribution and Service Fees
The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares (except with respect to Class Y, which has no Rule 12b-1 plan). The distribution plan also allows the Fund to pay service fees to persons (such as your financial professional) for services provided to shareholders. See “Method of Distribution” in the respective Fund’s SAI for further discussion of these services. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see “Service Fees and Arrangements with Broker/Dealers” in this Prospectus for more service fee and other information regarding arrangements with broker/dealers.
The following table shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year unless otherwise indicated. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund’s Board of Trustees/Directors. The fees are based on average daily net assets by Class.

Maximum Payable under Plan/Amount Actually Paid	Class A	Class C
Calvert Global Energy Solutions Fund	0.50%/0.25%	1.00%/1.00%*

* For Class C, 0.75% of the Fund’s average daily net assets is paid for distribution services and 0.25% is paid for shareholder services.
Service Fees and Arrangements with Broker/Dealers
CID, the Fund’s distributor, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of the amount invested for Class C), when you purchase shares of Calvert Funds (except with respect to Class Y). CID also pays broker/dealers an ongoing service fee (except with respect to Class Y) while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The following table shows the maximum commissions and service fees paid by CID to broker/dealers, which differ depending on the Class.

Maximum Commission/Service Fees	Class A*	Class C**
Calvert Global Energy Solutions Fund	4.00%/0.25%	1.00%/1.00%

* Class A service fees begin to accrue in the first month after purchase.
** Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in the 13th month after purchase.

If the selling broker/dealer has an agreement with CID to sell Class C shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares, CID does not pay the selling broker/dealer a commission but does pay the selling broker/

26 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after purchase.
Additional Payments to Financial Intermediaries
Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale, marketing and distribution of the securities or for services to a Fund. These amounts may be significant. These payments are generally intended to compensate broker/dealers for certain activities, including the following: promotion of sales of Fund shares, such as placing Calvert Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the Calvert Funds; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to broker/dealers may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by the broker/dealer. Calvert may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed and/or accounts attributable to a broker/dealer, among other factors, including the quality of the broker/dealer's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a broker-dealer or its representatives to recommend or offer shares of a Fund to its customers. Calvert may benefit from these payments to the extent the broker/dealers sell more Fund shares because Calvert receives greater management and other fees as Fund assets increase. These additional payments are made by Calvert and do not increase the amount paid by shareholders or the Fund. For more specific information about these payments made to your broker/dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments may include additional compensation beyond the regularly scheduled rates, and finder’s fees. CID may pay broker/dealers a finder’s fee on Class A shares purchased at NAV in accounts with $1 million or more. Where paid, the finder’s fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million, and 0.12% over $100 million. If a finder’s fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder’s fee within one year, then CID may recoup the difference in the finder’s fee from the broker/dealer. Purchases of shares at NAV for accounts on which a finder’s fee has been paid are subject to a one-year CDSC of up to 0.80% (the finder’s fee actually paid). All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.
Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Fund to financial intermediaries (including affiliates of the Advisor) that provide subtransfer agent/recordkeeping and/or other similar administrative services to certain groups of investors in the Calvert Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment. Financial intermediaries include broker-dealers, banks, investment advisers and third-party administrators such as retirement plan recordkeepers.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Calvert Fund reports, prospectuses and other communications to shareholders as required.
The amount paid by the Fund for such services varies depending on the share class and services provided, but the Fund will not pay more than 0.11% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Fund.
How to Open an Account
In addition to all 50 states and the District of Columbia, each Fund is available for sale to residents of the U.S. Virgin Islands, Puerto Rico and Guam.
Class A and C Shares
Complete and sign an application for each new account (the application is available at www.calvert.com or by calling 800-368-2745). When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or Calvert’s client services department at 800-368-2745.
Please see the respective Fund Summary above with respect to the minimum initial investment amount and the minimum amount for subsequent investments. The Funds may charge a $2 service fee on additional purchases of less than $250. A Fund may waive investment minimums and applicable service fees for investors who buy shares through certain omnibus accounts, certain wrap fee programs that charge an asset-based fee, and in other cases, at the Fund’s discretion.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 27

For purchases, please make your check payable to the Fund in U.S. dollars and send it along with your application to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514.
Class Y Shares
Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.
A financial intermediary includes a broker, dealer, bank (including a bank trust department), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling or administration agreement with CID. The use of Class Y shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based program.
CID will make, in its sole discretion, all determinations as to eligibility to purchase Class Y shares of a Fund.
Please see the respective Fund Summary with respect to the minimum initial investment amount and the minimum amount for subsequent investments. The Funds may charge a $2 service fee on additional purchases of less than $250. All Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. For additional information and wire instructions, call Calvert at 800-368-2745.
Customer Identification
Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.
Subsequent Investments (Class A and C Shares)
To make an investment after you open an account, include your investment slip and send your request to: Calvert, P.O. Box 219739, Kansas City, MO 64121-9739, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514.
Once you open an account, you may also buy or sell shares by telephone or electronic funds transfer.
Federal Holidays
There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but check purchases and electronic funds transfers (i.e., bank wires and ACH funds transfers) cannot be received because the banks and post offices are closed.

Through your Broker/Dealer
Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. Eastern Time (“ET”)) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
How Shares are Priced
The price of shares is based on the Fund’s NAV. The NAV is computed by adding the value of the Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If the Fund has more than one class of shares, the NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). If trading on the NYSE is halted for the day before 4 p.m. ET, the Fund’s NAV generally will still be calculated as of the close of regular trading on the NYSE. The Fund is open for business each day the NYSE is open.
The Fund may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Fund does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.

28 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Under the oversight of the Board of Trustees/Directors and pursuant to the Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.
Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, the Advisor, under the ultimate supervision of the Board and pursuant to the Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
For assistance in making fair value determinations, the Board of Directors of Calvert Global Energy Solutions Fund has retained a third-party fair value pricing service, pursuant to the Fund’s valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund’s official pricing time of 4 p.m. ET may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund’s service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider’s proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
When Your Account Will be Credited
Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert’s office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.
Request in Good Order
All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Fund name and account number.

•	The amount of the transaction (in dollars or shares).

•	Signatures of all owners exactly as registered on the account (for mail requests).

•
Signature guarantees (if required). For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

•	Any supporting legal documentation that may be required.

•	Any outstanding certificates representing shares to be redeemed.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 29

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.
Purchase and Redemption of Shares through a Financial Intermediary
The Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/ dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.
How to Sell Shares
You may redeem all or a portion of the shares from your account by telephone or mail on any day your Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a Statement of Intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.
Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and/or redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.
The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Fund holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. A shareholder’s ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. A shareholder may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient. the Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In such an event, this Prospectus will be updated accordingly.
There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or made by electronic funds transfer because the post offices and banks are closed.
Follow these suggestions to ensure timely processing of your redemption request:
By Telephone (Class A and C Shares) – call 800-368-2745
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred to a bank you have previously authorized. A $5 charge may be imposed on wire transfers of less than $1,000.
Written Requests (Class A and C Shares)
Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.
Your letter should include your account number, name of the Fund and Class, the number of shares or the dollar amount you are redeeming, and how you want the money sent to your authorized account. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to an account other than the account of record, your letter must be signature guaranteed.
Systematic Check Redemptions and Distributions by Check (Class A and C Shares)
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class C shares redeemed by Systematic Check Redemption will be subject to the CDSC.

30 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

A Fund has the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
Corporations and Associations (Class A and C Shares)
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).
Trusts (Class A and C Shares)
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee’s name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)
Through your Broker/Dealer
Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day’s NAV. Your broker/ dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
Other Calvert Features/Policies
Website (For 24-hour performance and pricing information, visit www.calvert.com)
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of logging on to www.calvert.com (Class A and C only).
The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.
Account Services (Class A and C Shares)
By signing up for services when completing an application to open your Class A or Class C account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date to an existing account, the Funds require a signature guarantee to verify your signature. You may obtain a signature guarantee from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.
ACH Funds Transfer (Class A and C Shares)
You may purchase Class A or Class C shares or sell Class A or Class C shares by ACH funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new Class A or Class C shares will be subject to a hold of up to 10 business days before any subsequent redemption requests for those shares are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. ACH funds transfer transactions returned for insufficient funds will incur a $25 charge.
Telephone Transactions (Class A and C Shares)
You may purchase Class A or Class C shares, or redeem or exchange Class A or Class C shares, or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.
Exchanges
Calvert offers a wide variety of investment options that include common stock funds, and tax-exempt and corporate bond funds, call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.
For Class A and C shares, complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 31

Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund, except that Class A or Class C shares of a Fund may be exchanged for Class Y shares of the same Fund (no sales charges or other charges will apply to any such exchange), if offered by the Fund, provided you meet the Fund’s eligibility requirements for purchasing Class Y shares; the Class C shares you wish to exchange must not currently be subject to a CDSC. Note that any conversion between classes of shares of the same Fund is a nontaxable event. By contrast, an exchange between classes of shares of different Funds is a taxable event.
An exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.
No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.
Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.
Market Timing Policy
In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, each Fund’s Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund’s investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. Each Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold shares of any Fund in accounts with financial intermediaries such as investment advisors, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the financial intermediary holds Fund shares for a number of its customers in one account. The financial intermediary may have adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees/Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by financial intermediaries may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees/Directors. Shareholders should contact the financial intermediary through which the Fund shares are held for more information on the market timing policies that apply to those shares.
Because omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to a Fund, the ability of a Fund to monitor and detect market timing activity through omnibus accounts is very limited. Each Fund has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing activity in underlying accounts. If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in an omnibus account, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. Calvert expects the financial intermediary to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.
Each Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CID also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.
Electronic Delivery of Prospectuses and Shareholder Reports
You may request electronic delivery of Fund prospectuses and annual and semi-annual reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements

32 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.
Special Services and Charges
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.
If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.
Minimum Account Balance
Please maintain a balance in your Fund accounts of at least $2,000 per class for regular accounts/$1,000 per class for IRA accounts. If the balance in your account falls below the minimum during a month, a low balance fee may be charged to your account ($15/year per class).
If the balance in your account falls below this minimum amount, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.
Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.
Qualified Default Investment Alternative (Calvert Balanced Portfolio, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)
Each Fund is designed so that it can qualify as a qualified default investment alternative (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to the Employee Retirement Income Security Act of 1974. Your retirement plan fiduciary, and not the Fund or its investment advisor, is responsible for determining whether the Fund qualifies as a QDIA.
Dividends, Capital Gains, and Taxes
The Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments may vary between classes.

Calvert Global Energy Solutions Fund	Paid annually
Dividend Payment Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.
Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the ex-dividend date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Federal Taxes
In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 33

You may also realize a capital gain or loss when you sell or exchange shares. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges.
Cost Basis Reporting
Beginning in 2012, the Internal Revenue Service (“IRS”) implemented new cost basis reporting rules that require mutual fund companies to calculate and report cost basis information to both the shareholder and the IRS on IRS Form 1099-B when certain shares are sold. The new cost basis regulations do not affect retirement accounts, and shares acquired before January 1, 2012. The Fund permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund uses the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. If you invest in an international or global Fund (such as Calvert Global Energy Solutions Fund), you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits.
Some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate for individual investors. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.
Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

34 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration Risk
Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/”stripped” coupon securities (“strips”) are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Fund must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain regulated investment instruments or techniques. To the extent a Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Advisor nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 35

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations). The Funds’ fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Funds’ financial statements, which were audited by KPMG LLP. Their report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

36 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT GLOBAL ENERGY SOLUTIONS FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013	2012 (z)	2011 (z)
Net asset value, beginning	$7.10	$6.94	$5.16	$5.48	$8.22
Income from investment operations:
Net investment income (loss)	0.01	—	(0.01)	(0.01)	0.10
Net realized and unrealized gain (loss)	(1.35)	0.16	1.79	(0.17)	(2.84)
Total from investment operations	(1.34)	0.16	1.78	(0.18)	(2.74)
Distributions from:
Net investment income	—	—	—	(0.14)	—
Total distributions	—	—	—	(0.14)	—
Total increase (decrease) in net asset value	(1.34)	0.16	1.78	(0.32)	(2.74)
Net asset value, ending	$5.76	$7.10	$6.94	$5.16	$5.48
Total return*	(18.87%)	2.31%	34.50%	(3.27%)	(33.33%)
Ratios to average net assets: A
Net investment income (loss)	0.17%	(0.05%)	(0.19%)	(0.21%)	1.28%
Total expenses	2.21%	2.13%	2.40%	2.57%	2.30%
Expenses before offsets	1.85%	1.85%	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%	1.85%	1.85%
Portfolio turnover	99%	62%	90%	52%	65%
Net assets, ending (in thousands)	$59,589	$75,155	$79,302	$57,727	$76,921

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 37

CALVERT GLOBAL ENERGY SOLUTIONS FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013	2012 (z)	2011 (z)
Net asset value, beginning	$6.75	$6.66	$5.00	$5.28	$7.99
Income from investment operations:
Net investment income (loss)	(0.05)	(0.07)	(0.07)	(0.06)	0.02
Net realized and unrealized gain (loss)	(1.28)	0.16	1.73	(0.17)	(2.73)
Total from investment operations	(1.33)	0.09	1.66	(0.23)	(2.71)
Distributions from:
Net investment income	—	—	—	(0.05)	—
Total distributions	—	—	—	(0.05)	—
Total increase (decrease) in net asset value	(1.33)	0.09	1.66	(0.28)	(2.71)
Net asset value, ending	$5.42	$6.75	$6.66	$5.00	$5.28
Total return*	(19.70%)	1.35%	33.20%	(4.38%)	(33.92%)
Ratios to average net assets: A
Net investment income (loss)	(0.84%)	(1.04%)	(1.21%)	(1.22%)	0.28%
Total expenses	2.96%	2.93%	3.20%	3.37%	3.10%
Expenses before offsets	2.85%	2.85%	2.85%	2.85%	2.85%
Net expenses	2.85%	2.85%	2.85%	2.85%	2.85%
Portfolio turnover	99%	62%	90%	52%	65%
Net assets, ending (in thousands)	$13,663	$17,256	$16,697	$13,595	$18,300

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

38 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT GLOBAL ENERGY SOLUTIONS FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013	2012 (z)	2011 (z)^^
Net asset value, beginning	$7.36	$7.18	$5.32	$5.49	$7.70
Income from investment operations:
Net investment income (loss)	0.04	0.02	0.01	0.05	(0.01)
Net realized and unrealized gain (loss)	(1.41)	0.16	1.85	(0.22)	(2.20)
Total from investment operations	(1.37)	0.18	1.86	(0.17)	(2.21)
Total increase (decrease) in net asset value	(1.37)	0.18	1.86	(0.17)	(2.21)
Net asset value, ending	$5.99	$7.36	$7.18	$5.32	$5.49
Total return*	(18.61%)	2.51%	34.96%	(3.10%)	(28.70%)
Ratios to average net assets: A
Net investment income (loss)	0.57%	0.33%	0.16%	0.90%	(0.92%) (a)
Total expenses	1.84%	1.85%	2.50%	6.75%	873.73% (a)
Expenses before offsets	1.60%	1.60%	1.60%	1.60%	1.60% (a)
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60% (a)
Portfolio turnover	99%	62%	90%	52%	65%**
Net assets, ending (in thousands)	$8,097	$7,654	$1,877	$897	$9

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)     Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Portfolio turnover is not annualized for periods of less than one year.
^^     From July 29, 2011 inception.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 39

To Open an Account:
800-368-2748
Performance and Prices:
www.calvert.com
24 hours, 7 days a week
Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746
Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814
Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.
You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about the Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No. 811-10045 Calvert Impact Fund, Inc. (Calvert Global Energy Solutions Fund) No. 811-22212

Printed on recycled paper using soy inks

Calvert Equity Funds PROSPECTUS CLASS I

February 1, 2016

Ticker

Calvert Global Energy Solutions Fund	CAEIX

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Equity Funds Prospectus
Class I
October 3, 2016

TABLE OF CONTENTS

FUND SUMMARY

CALVERT GLOBAL ENERGY SOLUTIONS FUND
Class (Ticker):	I (CAEIX)
INVESTMENT OBJECTIVE
The Fund seeks to track the performance of the Calvert Global Energy Research Index.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	1.07%
Distribution and service (12b-1) fees	None
Other expenses	4.53%
Total annual fund operating expenses	5.60%
Less fee waiver and/or expense reimbursement[2]	(4.30%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.30% through January 31, 2018. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through January 31, 2026. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13,241	$55,974	$101,310	$227,101

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Energy Research Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry and normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The companies in which the Fund invests operate businesses, business units or business lines that (i) contribute to growth and innovation in renewable energy industries and the commercial adoption of renewable energy sources, including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery, (ii) manufacture technologies that minimize greenhouse gas emissions, (iii) provide energy storage solutions, (iv) distribute energy produced from renewable energy sources, (v) deliver products and services that improve energy efficiency and reduce greenhouse gas emissions across economic sectors, (vi) demonstrate leadership in the most energy-intensive industries through the minimization of their energy use and carbon footprint, (vii) are electric utility and independent power producers that are leading the transition from fossil fuels to renewable energy, and (viii) contribute to the electrification of the transportation system. The Fund does not invest in companies with significant fossil fuel reserves (including natural gas reserves) and seeks to minimize its exposure to fossil fuel extraction and nuclear energy production.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the sustainable energy solutions sector are at a relatively early stage of development. Up to 5%

4 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global energy challenges.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Calvert Global Energy Research Index. The Calvert Global Energy Research Index is a proprietary index that is owned by Calvert Investments, Inc. It is composed of companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in business activities in the sustainable energy solutions sector that are consistent with the Calvert Principles for Responsible Investment. A company is significantly involved in business activities in the sustainable energy solutions sector if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities involving the production and/or distribution of renewable energy including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery ("Renewable Energy Producers/Distributors"), the manufacture of technologies and/or products that enable the transition away from fossil fuels or that reduce energy consumption, including power storage, smart grid applications, and carbon capture technologies ("Technology Providers"), or the provision of products and services that improve energy efficiency for residential or commercial use ("Energy Efficiency Providers"), (ii) it is a leader in energy efficiency and/or the use of renewable energy in the most energy intensive industries, such as the cement and steel industries ("Energy Use Leaders"), or (iii) it provides solutions that address global energy challenges, as outlined by the United Nations Sustainable Development Goals ("Energy Innovators"). Renewable Energy Producers/Distributors, Technology Providers, Energy Efficiency Providers and Energy Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Energy Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.
At each Index reconstitution Renewable Energy Producers/Distributors, Technology Providers, and Energy Efficiency Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names. At each Index reconstitution, the Energy Use Leaders and Energy Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from Calvert's evaluation of an issuer's conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.
At each Index reconstitution, at least 40% of the total market value of the Index or, if the Advisor determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States). Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.
At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the sustainable energy solutions sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from products, services or technologies related to sustainable energy solutions or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 5

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial and responsible investing factors, the Fund will not be able to match the performance of the index exactly.
Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or renewable energy may fall.
Sustainable Energy Solutions Industry Risk. The sustainable energy solutions industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of renewable energy, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments’ policies towards sustainable energy solutions also may adversely affect Fund performance.
Concentration Risk. A downturn in the sustainable energy solutions industry would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company's environmental, social and governance (“ESG”) performance or the Advisor's assessment of a company's ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund's responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company's ESG performance. Successful application of the Fund's responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.

6 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	28.42%
Worst Quarter (of periods shown)	12/31/08	-33.79%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	Since Inception (5/31/07)
Return before taxes	-2.71%	-3.28%	-8.65%
Return after taxes on distributions	-3.01%	-3.38%	-8.70%
Return after taxes on distributions and sale of Fund shares	-1.54%	-2.32%	-5.92%
Ardour Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	2.51%	-2.33%	-7.77%
Lipper Global Natural Resources Funds Avg. (reflects no deduction for taxes)	-22.97%	-8.71%	-5.81%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Vice President - Investment Operations and Indexing	Since October 2016
Dale R. Stout, CFA	Index Portfolio Manager and Senior Analyst	Since October 2016
Lise Bernhard	Director of Investment Operations and Performance	Since October 2016
Christopher Madden, CFA	Portfolio Manager	Since October 2016
Jade Huang	Portfolio Manager	Since October 2016
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 7

MORE INFORMATION ON FEES AND EXPENSES
Management Fees
Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.
With respect to the amount of each Fund’s advisory fee, see “Advisory Fees” in this Prospectus. The administrative fee (as a percentage of the Fund’s net assets) paid by the Fund for the most recent fiscal year is as follows.

Fund	Administrative Fee[1]

Calvert Global Energy Solutions Fund	0.35%
1 Commencing February 1, 2016, the administrative fee for the Class I shares of each fund listed above is 0.12%.
Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Fund will not pay more than 0.10% of its average net assets attributable to any such third-party service provider.
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in each Fund to the amounts listed in the table below through January 31, 2018. Only the Board of Trustees/Directors of the Fund may terminate an expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Fund
Calvert Global Energy Solutions Fund	1.30%
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any acquired fund fees and expenses paid indirectly by a shareholder. The Example in the respective Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of a contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments (if applicable), and taxes. The Fund does not expect to incur a material amount of interest expense in the fiscal year.
In addition to the expense limitations set forth in the table above, Calvert has further agreed to contractually limit direct net operating expenses for Class I shares of Calvert Global Energy Solutions, to 2.00% through January 31, 2026.
See “Investment Advisor and Subadvisors” in the respective Fund’s SAI for more information.
Example
The Example in the respective Fund Summary for the Fund also assumes that you reinvest all dividends and distributions.
MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of the Fund may be changed by the Fund’s Board of Directors/Trustees without shareholder approval.
Further Description of Investment Strategies and Techniques
A concise description of the Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for the Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. The Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.

For certain investment strategies listed, the table below shows the Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s Annual or Semi-Annual Reports.

8 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

(Please see the pages of this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of the Fund is also provided below.)

Calvert Global Energy Solutions Fund
Investment Techniques
Active Trading Strategy/Turnover	❑
Temporary Defensive Positions	❑
Exchange-Traded Funds	❑
Hedging Strategies	NA
Securities Lending	❑
Repurchase Agreements	❑
Conventional Securities
Stocks in General	µ
Foreign Securities	µ
Investment Grade Bonds	❑
Below-Investment Grade, High-Yield Bonds	❑
Unrated Debt Securities	❑
Illiquid Securities	15N
Asset-Backed Securities	❑
Mortgage-Backed Securities	❑
Leveraged Derivative Instruments
Currency Contracts	5T
Options on Securities and Indices	5T2
Futures Contracts	5N3
1 Excludes any High Social Impact Investments.
2 Based on net premium payments.
3 Based on initial margin required to establish position.
Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s total assets

NA	Not applicable to this Fund
Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.
Risks: Opportunity, Market and Transaction

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 9

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.
Risks: Opportunity

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund’s cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure or when the Advisor believes share prices of ETFs offer attractive value.
Risks: Correlation and Market

Securities Lending.  The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and hedging interest rate risk.
Risks: Correlation and Opportunity

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Conventional Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Fund’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.
Risks: Market

Foreign Securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. Such investments are generally denominated in foreign currency.
Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment Grade Bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

Below-Investment Grade, High-Yield Bonds. Bonds rated below BBB-/Baa3 by S&P or Moody’s, or assigned an equivalent rating by an NRSRO, or unrated bonds determined by the Fund’s Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Unrated Debt Securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid Securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

10 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Asset-Backed Securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Mortgage-Backed Securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate
Leveraged Derivative Instruments and Associated Risks

Currency Contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Options on Securities and Indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price.
A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”).
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

Futures Contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation,Liquidity, Opportunity and Regulatory

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 11

Explanation of Investment Strategies Used by Certain Funds

All Funds
Repurchase Agreements. Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. To the extent a Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor, the Subadvisor, or the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor or Subadvisor fail to use futures in accordance with Rule 4.5, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Derivatives. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, and currency forwards, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate. Derivatives may be used to manage exposure to securities prices and foreign currencies; as an efficient means of increasing or decreasing the Fund’s exposure to certain markets; to protect the value of portfolio securities; and to serve as a cash management tool.
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

12 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Calvert Balanced Portfolio
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.
CMO and ABS. The Portfolio may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets.  Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.

Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund
ADRs and GDRs. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are certificates issued by an international bank that are generally traded in, and denominated in the currency of, countries other than the home country of the issuer of the underlying shares. Companies, including those from emerging markets, typically use GDRs to make their shares available to investors in two or more foreign countries.
Emerging Market Securities. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. The Fund may also enter into foreign currency transactions to facilitate settlement transactions or to hedge exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund
Preferred Stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. It is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer.

Calvert Emerging Markets Equity Fund
Swaps. A swap is an agreement between two parties to exchange payments based on a reference asset. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” – i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 13

PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.
A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.
ABOUT RESPONSIBLE INVESTING
Calvert Principles for Responsible Investment
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert’s active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

14 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investment Selection Process
In seeking to achieve the Fund’s investment objective, investments are selected for financial soundness and evaluated under the Calvert Principles for Responsible Investment (the “Calvert Principles”). A company is eligible for investment if the Advisor determines that it operates its business in a manner that is consistent with the Calvert Principles, the application of which is in the economic interest of the Fund and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability. Following any such investment in a security, the Advisor will evaluate the related company to determine if it operates its business in a manner that is consistent with the Calvert Principles. If the Advisor determines that the company does not operate its business in a manner that is consistent with the Calvert Principles, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
The Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive value. The ETFs in which the Fund may invest will not be subject to any responsible investment analysis and will not be required to be consistent with the principles otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not operate their businesses in a manner that is consistent with the Calvert Principles.
An investment held by the Fund does not constitute the Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from the Fund’s portfolio necessarily indicate that the related company does not operate its business in a manner that is consistent with the Calvert Principles.
Shareholder Advocacy and Corporate Responsibility
As the Fund’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:
Dialogue with companies
Calvert may initiate dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert may continue its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 15

Proxy voting
As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Fund.
Shareholder resolutions
Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.
Special Investment Programs
As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, the Fund may invest a small percentage of their respective assets through special investment programs that are non-principal investment strategies pioneered by Calvert – High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.
High Social Impact Investments
High Social Impact Investments is a program that targets a percentage of a Fund’s net assets (up to 3% for Calvert Global Energy Solutions Fund). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds’ sustainable and socially responsible investment criteria.
These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.
The Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in this Prospectus. The Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).
Pursuant to an exemptive order issued by the SEC, the Fund may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.
The Fund may also invest in high social impact issuers through social enterprises in conjunction with the Special Equities investment program (see “Special Equities” below).
Special Equities
The Fund may invest in the Special Equities investment program, which allows the Fund to promote especially promising approaches to sustainable and socially responsible investment goals through privately placed investments. Special Equities investments are limited to 3% of each Fund’s net assets.
Special Equities investments are generally venture capital, privately-placed investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk and are all subject to liquidity, information and transaction risk. Special Equities foreign investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below-investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely.
Pursuant to approval by each Fund’s Board of Trustees/Directors, each Fund has retained Daryn Dodson and Jeremy Sookhoo as consultants to provide investment research for the Special Equities Program.

16 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Manager Discovery Program
As part of the ongoing commitment of Calvert to promote equal opportunity, Calvert has introduced the Manager Discovery Program. The program allocates up to 5% of the Fund’s net assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of a Fund. The Manager Discovery Program seeks to bring a dynamic new perspective to a Fund, while maintaining Calvert’s long-standing commitment to seeking financial performance and societal impact. No firm currently participates in the program.
MANAGEMENT OF FUND INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (Calvert or the Advisor), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2015, Calvert was the investment advisor for 42 mutual fund portfolios and had over $12 billion in assets under management.
More Information About the Advisor, Subadvisors and Portfolio Managers
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of the Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The respective Fund’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.
Calvert Global Energy Solutions Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Laurie Webster, CFA
July 2015 - present: Vice President - Investment Operations and Indexing, Calvert.
2007 - June 2015: Director, Investment and Performance Systems, Calvert.
Ms. Webster has 30 years of experience in the financial industry and has been with Calvert for 15 years.
Portfolio Manager
Dale R. Stout, CFA
October 2015 - present: Index Portfolio Manager and Senior Analyst, Calvert.
November 2012 - October 2015: Investment Systems Manager and Analyst, Calvert.
April 2010 - November 2012: Senior Investment Analyst - Equities, Calvert.
Mr. Stout has 13 years of experience in the financial industry, all at Calvert.
Portfolio Manager
Lise Bernhard
October 2015 - present: Director of Investment Operations and Performance, Calvert. Prior to October 2015, Ms. Bernhard was Manager, Calvert Responsible Indexes and Senior Performance Analyst, Calvert. Ms. Bernhard has over 20 years of experience in the financial industry and has been with Calvert for 10 years.
Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Portfolio Manager

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 17

Advisory Fees
The table below shows the annual advisory fee paid by the Fund for the most recent fiscal year as a percentage of the Fund’s average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.

Advisory Fee
Calvert Global Energy Solutions Fund	0.95%

A discussion regarding the basis for the approval by the Funds’ Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to the Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.
SHAREHOLDER INFORMATION
For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.
How To Open An Account
In addition to all 50 states and the District of Columbia, each Fund is available for sale to residents of the U.S. Virgin Islands, Puerto Rico and Guam. Calvert Equity Portfolio and Calvert International Equity Fund are also available for sale to residents of the Netherlands.
Complete and sign an application for each new account. Be sure to specify Class I. After your account is open, you may buy shares and wire funds by telephone. All subsequent purchases must be made by an electronic funds transfer or through the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. Each ACH funds transfer is limited to $300,000. Calvert Investment Distributors, Inc. (“CID”) is the Funds’ distributor. For more information and wire instructions, call Calvert at 800-327-2109.
Minimum to Open Fund Account: $1,000,000
The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may also waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Examples include the following:

•	the investment would permit a previously closed Class I in the Fund to reopen, at no additional expense to other Fund Classes;

•	the investor has agreed to make additional Class I investments within a reasonable amount of time;

•	discretionary wrap programs; and

•	certain omnibus accounts, such as those purchasing for a fund of funds.
Registered investment advisors who invest in the Fund through certain broker-dealers through an omnibus account may aggregate client orders to meet the $1,000,000 initial investment minimum, provided that the Fund is not required to pay an administrative fee per shareholder account to any third party.
A Fund may also waive the initial investment minimum for current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert; current or former employees of Calvert; or their family members. A family member includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories. For these investors, the minimum initial investment is $2,000, and the minimum for each purchase of additional shares is $50. Additional requirements may apply.
Qualified Default Investment Alternative
Calvert Balanced Portfolio is designed so that it can qualify as a qualified default investment alternative (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to the Employee Retirement Income Security Act of 1974. Your retirement plan fiduciary, and not the Fund or its investment advisor, is responsible for determining whether the Fund qualifies as a QDIA.
Federal Holidays
There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but electronic funds transfers cannot be received because the banks are closed.

18 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Customer Identification
Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.
Through your Broker/Dealer
Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. Eastern Time (“ET”)) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
Arrangements with Broker/Dealers and Other Financial Intermediaries
Additional Payments to Financial Intermediaries
Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale, marketing and distribution of the securities or for services to a Fund. These amounts may be significant. These payments are generally intended to compensate broker/dealers for certain activities, including the following: promotion of sales of Fund shares, such as placing Calvert Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the Calvert Funds; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to broker/dealers may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by the broker/dealer. Calvert may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed and/or accounts attributable to a broker/dealer, among other factors, including the quality of the broker/dealer's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a broker-dealer or its representatives to recommend or offer shares of a Fund to its customers. Calvert may benefit from these payments to the extent the broker/dealers sell more Fund shares because Calvert receives greater management and other fees as Fund assets increase. These additional payments are made by Calvert and do not increase the amount paid by shareholders or the Fund. For more specific information about these payments made to your broker/dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Fund to financial intermediaries (including affiliates of the Advisor) that provide subtransfer agent/recordkeeping and/or other similar administrative services to certain groups of investors in the Calvert Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment. Financial intermediaries include broker-dealers, banks, investment advisers and third-party administrators such as retirement plan recordkeepers.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Calvert Fund reports, prospectuses and other communications to shareholders as required.
The amount paid by the Fund for such services varies depending on the share class and services provided, but the Fund will not pay more than 0.10% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Fund.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 19

How Shares Are Priced
The price of shares is based on each Fund’s NAV. The NAV is computed by adding the value of the Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). If trading on the NYSE is halted for the day before 4 p.m. ET, a Fund’s NAV generally will still be calculated as of the close of regular trading on the NYSE. Each Fund is open for business each day the NYSE is open.
Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board of Trustees/Directors and pursuant to a Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.
Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, the Advisor, under the ultimate supervision of the Board and pursuant to a Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
For assistance in making fair value determinations, the Boards of Directors of Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund have retained a third-party fair value pricing service, pursuant to the respective Fund’s valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund’s official pricing time of 4 p.m. ET may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund’s service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider’s proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
When Your Account Will Be Credited
Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.

20 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Request in Good Order
All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Fund name and account number.

•	The amount of the transaction (in dollars or shares).

•	Signatures of all owners exactly as registered on the account (for mail requests).

•
Signature guarantees (if required). For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

•	Any supporting legal documentation that may be required.

•	Any outstanding certificates representing shares to be redeemed.
Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.
Purchase and Redemption of Shares through a Financial Intermediary
The Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/ dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.
How To Sell Shares
You may redeem all or a portion of the shares from your account on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by ACH funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.
Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.
A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Fund holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. A shareholder’s ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. A shareholder may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In such an event, this Prospectus will be updated accordingly.
There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be made by electronic funds transfer because the banks are closed.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 21

Follow these suggestions to ensure timely processing of your redemption request:
By Telephone - call 800-368-2745
You may redeem shares from your account by telephone and have your money sent by electronic funds transfer to a bank you have previously authorized. All redemptions must be made by an electronic funds transfer or through the NSCC, in U.S. dollars. Each ACH funds transfer is limited to $300,000. To add instructions to permit an electronic funds transfer to be sent to an account not previously authorized you must send us those instructions in a letter that is signature guaranteed.
Written Requests
Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.
Your letter should include your account number, name of the Fund and Class, the number of shares or the dollar amount you are redeeming, and how you want the money sent to your authorized account. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to an account other than the account of record, your letter must be signature guaranteed.
Corporations and Associations
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).
Trusts
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee’s name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)
Through your Broker/Dealer
Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day’s NAV. Your broker/ dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
Other Calvert Features/Policies
Website (For 24-hour performance and pricing information, visit www.calvert.com)
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of logging on to www.calvert.com.
The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.
Telephone Transactions
You may purchase, redeem, or exchange shares, or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.
Exchanges
Calvert offers a wide variety of investment options that include common stock funds, and tax-exempt and corporate bond funds, call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.
Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.
Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.
Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.

22 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Market Timing Policy
In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, each Fund’s Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund’s investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. Each Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold shares of any Fund in accounts with financial intermediaries such as investment advisors, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the financial intermediary holds Fund shares for a number of its customers in one account. The financial intermediary may have adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees/Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by financial intermediaries may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees/Directors. Shareholders should contact the financial intermediary through which the Fund shares are held for more information on the market timing policies that apply to those shares.
Because omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to a Fund, the ability of a Fund to monitor and detect market timing activity through omnibus accounts is very limited. Each Fund has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing activity in underlying accounts. If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in an omnibus account, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. Calvert expects the financial intermediary to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.
Each Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CID also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.
Electronic Delivery of Prospectuses and Shareholder Reports
You may request electronic delivery of Fund prospectuses and annual and semi-annual reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.
Special Services and Charges
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.
If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 23

Minimum Account Balance
Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund.
If the balance in your account falls below this minimum amount, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed or moved to Class A (at NAV) if the balance is not brought up to the required minimum within 30 days.
Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.
Dividends, Capital Gains, and Taxes
The Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments may vary between classes.

Calvert Global Energy Solutions Fund	Paid annually
Dividend Payment Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by electronic funds transfer to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.
Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the ex-dividend date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Federal Taxes
In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.
You may also realize a capital gain or loss when you sell or exchange shares. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges.
Cost Basis Reporting
Beginning in 2012, the Internal Revenue Service (“IRS”) implemented new cost basis reporting rules that require mutual fund companies to calculate and report cost basis information to both the shareholder and the IRS on IRS Form 1099-B when certain shares are sold. The new cost basis regulations do not affect retirement accounts, and shares acquired before January 1, 2012. A Fund permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund uses the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. If you invest in an international or global Fund (such as Calvert Global Energy Solutions Fund), you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits.
Some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate for individual investors. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

24 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 25

GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration Risk
Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities (“strips”) are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium.  A Fund must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain regulated investment instruments or techniques. To the extent a Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Advisor nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA.  A Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

26 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations). The Funds’ fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Funds’ financial statements, which were audited by KPMG LLP. Their report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 27

CALVERT GLOBAL ENERGY SOLUTIONS FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013	2012 (z)	2011 (z)
Net asset value, beginning	$7.21	$7.02	$5.19	$5.59	$8.34
Income from investment operations:
Net investment income	0.06	0.03	—	0.02	0.17
Net realized and unrealized gain (loss)	(1.39)	0.16	1.83	(0.18)	(2.92)
Total from investment operations	(1.33)	0.19	1.83	(0.16)	(2.75)
Distributions from:
Net investment income	—	—	—	(0.24)	—
Total distributions	—	—	—	(0.24)	—
Total increase (decrease) in net asset value	(1.33)	0.19	1.83	(0.40)	(2.75)
Net asset value, ending	$5.88	$7.21	$7.02	$5.19	$5.59
Total return*	(18.45)%	2.71%	35.26%	(2.77%)	(32.97%)
Ratios to average net assets: A
Net investment income	0.82%	0.34%	0.04%	0.38%	2.00%
Total expenses	5.63%	2.88%	3.19%	1.77%	1.51%
Expenses before offsets	1.40%	1.40%	1.40%	1.40%	1.40%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Portfolio turnover	99%	62%	90%	52%	65%
Net assets, ending (in thousands)	$386	$180	$525	$725	$4,916

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

28 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

To Open an Account:
800-368-2748
Performance and Prices:
www.calvert.com
24 hours, 7 days a week
Service for Existing Accounts:
800-327-2109
Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814
Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.
You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about the Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No. 811-10045 Calvert Impact Fund, Inc. (Calvert Global Energy Solutions Fund)

Printed on recycled paper using soy inks

Calvert Investments®

CALVERT IMPACT FUND, INC.
Calvert Small Cap Fund
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Calvert Green Bond Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2016 as revised October 3, 2016

Class (Ticker)

Calvert Small Cap Fund	A (CCVAX)	C (CSCCX)	I (CSVIX)	Y (CSCYX)
Calvert Global Energy Solutions Fund	A (CGAEX)	C (CGACX)	I (CAEIX)	Y (CGAYX)
Calvert Global Water Fund	A (CFWAX)	C (CFWCX)	I (CFWIX)	Y (CFWYX)
Calvert Green Bond Fund	A (CGAFX)		I (CGBIX)	Y (CGYFX)

New Account Information:	800 368-2748 301 951-4820	Client Services:	(800) 368-2745
Broker Services:	800 368-2746 301 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524
This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund’s (collectively referred to as the “Funds”) Prospectus dated February 1, 2016, as amended.  Each Fund’s audited financial statements included in the most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI.  Each Fund’s Prospectus and the most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund at 800-368-2745, or visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.
TRACKING THE INDEX (APPLIES TO GLOBAL WATER AND GLOBAL ENERGY SOLUTIONS)
The process used by the Funds to attempt to track the applicable Index within its expected tracking error limit relies on assessing the difference between the respective Fund’s exposure to factors which influence returns and the Index’s exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Fund. The extent to which the total risk characteristics of the Fund vary from that of the Index is active risk or tracking error.
A Fund’s ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Fund returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R-squared. Values in excess of 90% indicate a very high degree of correlation between the Fund and the Index. The Funds will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.
Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.
Each Fund’s portfolio will be invested in a manner to closely track the Index.  To the extent that a Fund has investments in the Special Equities program and/or the High Social Impact Investments program (each described in the “Non-Principal Investment Policies and Risks” section below), the Fund may be less able to closely track the Index than if it did not have investments in these programs.  Both of these investment programs are of limited size (not more than 1% of Fund net assets if the Fund commences a program) so that the tracking error induced by such investments would be limited.
SMALL-CAP ISSUERS (APPLIES TO ALL FUNDS EXCEPT GREEN BOND)
The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger more established companies.
Information concerning these securities may not be readily available so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.
Investing in smaller, new issuers generally involves greater risk than investing in larger, more established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
The small-cap issuers in which a Fund invests may include some micro-cap securities.  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.  Micro-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.  Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
MID-CAP ISSUERS (APPLIES TO GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER)
The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than the securities of larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.
CONCENTRATION RISK (APPLIES TO GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER)
Global Energy Solutions will concentrate its investments (that is, invest more than 25% of its total assets) in the sustainable energy solutions industry.  Sustainable energy solutions includes, but is not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.  The Fund’s concentration in sustainable energy solutions companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in sustainable energy solutions companies would have a larger impact on the Fund than on a fund that does not concentrate in this sector. Sustainable energy solutions companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Sustainable energy solutions companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of sustainable energy solutions companies will lag the performance of securities of companies in other sectors or the broader market as a whole.
Global Water will concentrate its investments (that is, invest more than 25% of its total assets) in the water industry. The water-related resource sectors and companies will include: water treatment, engineering, filtration, environmental controls, water related equipment, water and wastewater services, and water utilities. Technologies, services and products that these companies may be involved in, can include, but are limited to: water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The Fund’s concentration in water-related sector companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in water-related sector companies would have a larger impact on the Fund than on a fund that does not concentrate in this sector. Water-related resource sector companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant water sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Water-related resource sector companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of water-related resource sector companies will lag the performance of securities of companies in other sectors or the broader market as a whole.
FOREIGN SECURITIES
Investments in foreign securities may present risks not typically involved in domestic investments. The Funds may purchase foreign securities directly on foreign markets. These securities are subject to the risk of currency fluctuation relative to the U.S. dollar. Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions.  In addition, a foreign issuer may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuer’s assets or securities. The imposition of such sanctions could impair the market value of the securities of the foreign issuer and limit a Fund’s ability to buy, sell, receive or deliver the securities.The Funds may also invest in American Depositary Receipts (“ADRs”) and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts (“GDRs”).  ADRs are United States (“U.S.”) dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers’ stock, the Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.
Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.
U. S. Government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U. S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
Emerging Market Securities (APPLIES TO GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER). Global Energy Solutions and Global Water define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”)(Standard) Index. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a Fund’s income from investments in securities or debt instruments of emerging market country issuers. Lastly, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
ISSUER NON-DIVERSIFICATION RISK (APPLIES TO ALL FUNDS EXCEPT SMALL CAP)
Each Fund is non-diversified and may focus its investments on a small number of issuers. A fund that is “non-diversified” may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.
GREEN BONDS (APPLIES TO GREEN BOND)
Investment in “green” bonds includes certain risks.  Some green investments may be dependent on government tax incentives and subsidies, and on political support for certain environmental technologies and companies.  In addition, government changes to environmental regulation can affect how companies are allowed to operate. The green sector may also have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market.
There are technology and operational related risks, which range from performance-related risks of the technology, product or service, to risks resulting from the lack of or unreliable supporting infrastructure, such as electrical and water-grid networks.  Project bonds may be dependent on development assistance and aid, where there is the risk that institutions and governments are unable to ensure funding is disbursed to projects and utilized.  In addition, certain asset-backed bonds of renewable energy companies and other corporate issuers may be smaller and higher risk; renewable energy companies tend to have a lower credit rating and smaller-scale issuance.
U.S. GOVERNMENT-SPONSORED OBLIGATIONS (APPLIES TO GREEN BOND)
The Fund may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as Fannie Maes and Freddie Macs, respectively.
Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association (“GNMA”) certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the United States (“U.S.”) Government. FNMA’s guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC’s guarantee is backed by reserves set aside to protect holders against losses due to default.
In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
U.S. GOVERNMENT-BACKED OBLIGATIONS (APPLIES TO GREEN BOND)
The Fund may invest in U.S. Treasury obligations and other U.S. Government-backed obligations.
U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).
Ginnie Maes. Debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A

“pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.
Other U.S. Government Obligations. The Fund may invest in other obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality may not be backed by the full faith and credit of the United States.)
ASSET-BACKED SECURITIES (APPLIES TO GREEN BOND)
The Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.
MUNICIPAL SECURITIES (APPLIES TO GREEN BOND)
Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued under prior federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
SHORT-TERM INSTRUMENTS (APPLIES TO GREEN BOND)
The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons.  Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor or Subadvisor, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BELOW-INVESTMENT GRADE HIGH-YIELD DEBT SECURITIES (APPLIES TO GREEN BOND)
Below investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard and Poor’s Ratings Services or Ba1 or lower by Moody’s Investors Service, Inc., known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  The Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (“NRSRO”), or is an unrated security of comparable quality as determined by the Advisor. Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
The quality limitation set forth in the Fund’s investment policy is determined immediately after the Fund’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund’s investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
FUTURES TRANSACTIONS (APPLIES TO GREEN BOND)
The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.
A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.
The Fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The purchase and sale of futures contracts is for the purpose of hedging the Fund’s holdings of long-term debt securities. Futures contracts based on U.S. Government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in the Fund’s portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Thus, if the Fund owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into futures contracts for the purchase of U.S. Government securities or GNMA certificates and thus take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term securities in the cash market. The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). As a series of a registered investment company, the Fund is eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.
Additional Risks of Futures Contracts.  If the Fund has sold futures to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract may move more than or less than the price of the securities being hedged. Where the Fund has sold futures to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts and also experience a decline in the value of its portfolio securities.
The Fund can close out futures positions in the secondary market only on an exchange or board of trade or with an over-the-counter market maker. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily margin payments in the event of adverse price movements.
COLLATERALIZED MORTGAGE OBLIGATIONS (APPLIES TO GREEN BOND)
The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.
FHLMC has introduced a CMO that is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.
EMERGING MARKET SECURITIES (APPLIES TO SMALL CAP)
See “Emerging Market Securities” under “Foreign Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.
PARTICIPATORY NOTES (APPLIES TO GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER)
Each Fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”).  For instance, a Fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-notes involve transaction costs.  An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust a P-note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. P-notes may be considered illiquid and, therefore, P-notes considered illiquid will be subject to the Fund’s percentage limitation for investments in illiquid securities.
FORWARD FOREIGN CURRENCY CONTRACTS
Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Funds  may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds  as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Funds  will conduct their  foreign currency exchange transactions either on a spot (i.e., cash) basis at the current rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies. Global Energy Solutions and  Global Water may also use foreign currency options and futures.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded both in the interbank market conducted directly between currency traders (usually large commercial banks) and between the currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
The Funds  may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Second, a Fund may have exposure to a particular foreign currency from the Fund’s portfolio securities and the Advisor and/or Subadvisor may anticipate a substantial decline in the value of that currency against the U.S. dollar. Similarly, the Funds (except Small Cap) may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the Fund’s benchmark. The precise matching of the forward foreign currency contract amounts and the value of the portfolio’s  securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Small Cap does  not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.
SHORT-TERM INSTRUMENTS (APPLIES TO ALL FUNDS EXCEPT GREEN BOND)
See “Short-Term Instruments” in “Supplemental Information on Principal Investment Policies and Risks” above.
TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – the Funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds’ investments in temporary defensive positions are generally not  insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.
CERTIFICATES OF DEPOSIT
Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.
BANKERS’ ACCEPTANCES
Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
BANK TIME DEPOSITS
Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

COMMERCIAL PAPER
Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
REPURCHASE AGREEMENTS
Each of the Funds  may invest up to 10% of its net assets in repurchase agreements, except that investments in repurchase agreements may exceed this limit for temporary defensive purposes (this 10% investment limitation does not apply to Green Bond). Repurchase agreements are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income.  A Fund engages in repurchase agreements in order to earn a higher rate of return than it  could earn simply by investing in the obligation which is the subject of the repurchase agreement.
Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds  will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor  under the direction and supervision of the Funds’ Board of Directors.  In addition, the Funds  will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.
While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year.  Repurchase agreements not terminable within seven days are considered illiquid.
REVERSE REPURCHASE AGREEMENTS
Each of the Funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed-upon date and price reflecting a market rate of interest. A Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Fund intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Fund plans to invest the proceeds exceeds the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
During the time a reverse repurchase agreement is outstanding, the Fund will maintain, in a segregated custodial account, an amount of cash, U.S. Government securities, or other liquid, high-quality debt securities at least equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
A Fund’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by each Fund’s Board of Directors.
HIGH SOCIAL IMPACT INVESTMENTS
The High Social Impact Investments program targets a percentage of a Fund’s assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These investments may be either debt or equity investments and are illiquid. High Social Impact debt investments are unrated and are deemed by the Advisor to be the equivalent of below-investment grade high-yield debt securities — that is, lower quality debt securities (generally those rated BB+ or lower by Standard & Poor’s Ratings Services

(“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”),  known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the then-prevailing market rate. There is no secondary market for these securities.
The Funds may make their High Social Impact Investments through direct investments, or through intermediaries, such as through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
The Funds may make direct High Social Impact Investments through the Special Equities program described below in this “Non-Principal Policies and Risks” section; such investments are referred to as Social Enterprise investments.
LIMITED PARTNERSHIPS (APPLIES TO ALL FUNDS EXCEPT GREEN BOND)
The Funds may invest in limited partnerships, primarily through the Special Equities program described below in this “Non-Principal Policies and Risks” section.  Investments in limited partnerships pose special investment risks.  A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Funds, who include their pro rata share of the partnership’s income and expenses in their own taxes.  This pass-through may potentially cause non-compliance by the Funds with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their own pass-through treatment under Subchapter M of the Internal Revenue Code of 1986.  The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions; thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership.  Certain decisions that could adversely affect the Funds, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners.  A Fund also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves.  As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.
SECURITIES WITH EQUITY AND  DEBT CHARACTERISTICS  (APPLIES TO ALL FUNDS EXCEPT GREEN BOND)
The Funds may invest in securities that have a combination of equity and debt characteristics, through the Special Equities program described below in this “Non-Principal Policies and Risks” section. These securities may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.
SPECIAL EQUITIES INVESTMENTS (APPLIES TO ALL FUNDS EXCEPT GREEN BOND)
The Special Equities program allows a Fund to promote responsible investment goals through privately placed investments. As stated in the Prospectus, the Special Equities Committee identifies, evaluates and selects Special Equities investments, subject to the approval of the Fund’s Board.
The Special Equities program, while generally comprising a small percentage of any participating Fund’s assets, invests in many investments that involve relatively high risks. These include foreign securities, below-investment grade, high-yield debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. See “Small-Cap Issuers”, “Foreign Securities” and “Emerging Market Securities” under “Foreign Securities” in “Supplemental Information on Principal Investment Policies and Risks” above, and  “Limited Partnerships”, “Securities with Equity and Debt Characteristics”, “Below-Investment Grade, High-Yield Debt Securities”,  “Illiquid Securities”, and “Real Estate Investment Trusts” in this section on Non-Principal Investment Policies and Risks.  Funds participating in the Special Equities program may also invest in unsecured debt, which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.
Each Fund has retained independent consultants to provide investment research and other research-related services with respect to the Special Equities program.
The Funds have not yet commenced investing in this program.
BELOW-INVESTMENT GRADE HIGH-YIELD DEBT SECURITIES
See “Below-Investment Grade High-Yield Debt Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.
WARRANTS (APPLIES TO ALL FUNDS EXCEPT GREEN BOND)
The Funds may invest in warrants. Warrants, like options, give their holder the right to purchase common stock at a specific price, and they remain valid for a specific period of time.  Warrants may have a life ranging from less than one year to perpetuity. However, most warrants have expiration dates after which they are worthless.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
EXCHANGE-TRADED FUNDS (“ETFs”)
ETFs are shares of other investment companies that can be traded in the secondary market (e.g.,  on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day’s next calculated net asset value.  Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.
Each Fund may purchase shares of ETFs for the purpose of managing the Fund’s cash position consistent with the Fund’s applicable benchmark.  For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments.  Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to raise cash.  In addition, Green Bond may invest in ETFs to gain broad market or sector exposure or when the Advisor believes share prices of ETFs offer attractive value.
The responsible investment criteria of any Fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF.  Accordingly, a Fund could have indirect exposure to a company that does not meet the Fund’s responsible investment criteria and that could therefore not be purchased directly by the Fund.  ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable responsible investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the Fund and (iii) will be used principally to help reduce deviations from the Fund’s benchmark.
Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF’s index), (iii) tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their net asset value, and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Funds.  Therefore, a Fund’s purchase of an ETF results in the layering of expenses, such that Fund shareholders indirectly bear a proportionate share of any operating expenses of the ETF.
ILLIQUID SECURITIES
Each Fund may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities.  The Advisor will monitor the amount of illiquid securities in the Fund, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.
Notwithstanding the above, a Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments.  The Board has adopted guidelines as part of the Valuation Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.
Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by a Fund’s Board.
DERIVATIVES
A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the Fund. A Fund can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the Fund’s portfolio securities. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.
FOREIGN MONEY MARKET INSTRUMENTS (APPLIES TO GREEN BOND)
The Fund may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. The Federal Deposit Insurance Corporation (“FDIC”) does not insure such obligations. Foreign and domestic bank reserve requirements may differ. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be affected by governmental action in the country of domicile of the branch (generally referred to as “sovereign risk”). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.
OPTIONS AND FUTURES CONTRACTS (APPLIES TO ALL FUNDS EXCEPT GREEN BOND)
Each Fund may purchase put and call options and write covered call options and secured put options on securities which meet the applicable Fund’s responsible criteria, and may employ a variety of option combination strategies.  Each Fund may also engage in the purchase and sale of futures contracts, foreign currency futures contracts and interest rate futures contracts.  In addition, each Fund may write covered call options and secured put options on such futures contracts.  Each Fund’s use of options and futures is described more fully below.
The Funds may engage in such transactions only for hedging purposes, including hedging of a Fund’s cash position. They may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over the counter are mainly European-style.
The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is “in-the-money” (meaning the option exercise price is less than the current market value of the security underlying the option), “at-the-money” (meaning the option exercise price is equal to the current market value of the security underlying the option), or “out-of-the-money” (meaning the option exercise price is greater than the current market value of the security underlying the option), at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an option can exercise an option that is in-the-money for a gain.  Options that expire out-of-the-money are worthless, resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates, the current market price and the price volatility of the underlying security.
Purchasing Options.  A Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at any time during the life of the option at the exercise price and has no obligation after the premium has been paid.
Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which a Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  A Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.
Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases. However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
Writing Options. Each of the Funds may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security at any time during the life of the option and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Funds may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.
Call Options. A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.
Each of the Funds may write covered call options on securities.  This means that so long as a Fund is obligated as the writer of a call option, the Fund will own the underlying security.  A Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forgo future appreciation of the securities covered by the option. A Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When a Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

Put Options. A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  A Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
A Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When a Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Foreign Currency Options. Global Energy Solutions and  Global Water may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect this Fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if the Fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.
Exchange-Traded Options. A Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund’s responsible criteria and on foreign currencies.  Options exchanges may provide liquidity in the secondary market. Although these Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Funds from closing an options position, which could impair the Funds’ ability to hedge effectively. The inability to close out a written option position may have an adverse effect on a Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.
Over-the-Counter (“OTC”) Options. Global Energy Solutions may invest in OTC options.  OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.
A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, this Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If the Fund has written a covered call option and is unable to effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the segregated securities that secure the put to raise cash for other investment purposes so long as it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to OTC options.
Futures Transactions. Each Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge.  The Funds may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the Community Futures Trading Commission (“CFTC”). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.
A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.
The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with a Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Options on Futures Contracts. Each Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  These Funds may also enter into closing transactions with respect to such options to terminate an existing position.
Each Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Regulatory Limitations. The Advisor to the Funds has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to a Fund if the Fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). If a Fund’s use of futures contracts does not comply with these limits, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s commodity pool operator or commodity trading adviser, respectively, and the Fund would be subject to regulation under the Commodity Exchange Act. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
The Funds generally intend to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.
In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by a Fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Funds’ custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.
Foreign Currency Futures Transactions. Global Energy Solutions may use foreign currency futures contracts and options on such futures contracts.  See also “Foreign Currency Options” above.  Through the purchase or sale of these contracts and options, this Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. See “Forward Foreign Currency Contracts” in this section on Non-Principal Investment Policies and Risks.
Unlike forward foreign currency contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency contracts although actual liquidity and costs will vary based on the particular currency and market conditions at the time of the transaction.
Additional Risks of Options and Futures Contracts.  If a Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.
The Funds can close out futures positions and options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Funds intend to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the Funds from closing a futures position or an option on a futures contract, which could require a Fund to make daily margin payments in the event of adverse price movements. If a Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.
Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Fund’s responsible criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
OPTIONS (APPLIES TO GREEN BOND)
The Fund may purchase put and call options and write covered call options and secured put options on securities, and may employ a variety of option combination strategies.  In addition, the Fund may write covered call options and secured put options on futures contracts.
The Fund may engage in such transactions only for hedging purposes, including hedging of the Fund’s cash position. They may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date, and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.
The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates,  and the current market price and the price volatility of the underlying security.
Purchasing Options.  The Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.
Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  The Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.
Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
Writing Options. The Fund may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Fund may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.
Call Options. The Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.
The Fund may write covered call options on securities if the market value of all securities covering call options written by the Fund does not exceed 35% of the market value of the Fund’s net assets.  This means that as long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security.  The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option. The Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When the Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.
Put Options. The Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  The Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
The Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When the Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if the Fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.
Exchange-Traded Options. The Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers.  Options exchanges may provide liquidity in the secondary market. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Fund from closing an options position, which could impair the Fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.
Options on Futures Contracts. The Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The Fund may also enter into closing transactions with respect to such options to terminate an existing position.
The Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Additional Risks of Options.  If the Fund takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the options that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of options and movements in prices of the securities which are the subject of the hedge. Thus the price of the option may move more than or less than the price of the securities being hedged. Where the Fund has taken options positions to hedge against a decline in the market, the price of the option may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the option and also experience a decline in the value of its portfolio securities.
The hours of trading for options on U.S. Government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. Government securities markets close, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.
The Fund can close out options on futures in the secondary market only on an exchange or board of trade or with an over-the-counter market maker. Although the Fund intends to purchase or write only such options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option at any particular time. This might prevent the Fund from closing an option on a futures contract, which could require the Fund to make daily margin payments in the event of adverse price movements. If the Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.
LENDING PORTFOLIO SECURITIES
A Fund may lend portfolio securities to certain financial institutions and broker/dealers, provided the aggregate value of the securities loaned by a Fund will not exceed 33 1/3% of its total assets.
Any such loans must be secured continuously in the form of cash or securities issued or guaranteed by the U.S. Government. Unless market practice otherwise permits, the collateral for each loan will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, is marked to market on a daily basis. A Fund that has made a loan must be able to terminate the loan upon notice at any time, subject to the normal settlement period for the applicable security. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.
The advantage of such loans is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral, which may be invested in accordance with the Fund’s investment objective, policies and restrictions.
Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Fund will make loans of its portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believe should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.
LEVERAGE (APPLIES TO ALL FUNDS EXCEPT SMALL CAP)
To the extent that a Fund makes purchases of securities where borrowing exceeds 5% of the Fund’s respective total assets, the Fund may engage in transactions which create leverage.  However, neither Fund currently intends to engage in such transactions.
In leveraged transactions, borrowing magnifies the potential for gain or loss on a Fund’s portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value (“NAV”).
Any use of leverage by a Fund is premised generally upon the expectation that the Fund will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the Fund incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if a Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used.  The Advisor or Subadvisor may determine to maintain a Fund’s leveraged position if it expects that the long-term benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Leverage creates risks which may adversely affect the return for shareholders, including:

•	fluctuations in interest rates on borrowings and short-term debt; and

•
the potential for a decline in the value of an investment acquired with borrowed funds, while a Fund’s obligations under such borrowing remain fixed.  If interest rates rise or if a Fund otherwise incurs losses on its investments, the Fund’s NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.  A Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in a Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on its shares in certain instances.  A Fund may also be required to pledge its assets to lenders in connection with certain types of borrowing.  The Advisor or Subadvisor does not anticipate that these covenants or restrictions will adversely affect the Advisor or Subadvisor’s ability to manage a Fund’s portfolio in accordance with the Fund’s investment objective and policies.  These covenants or restrictions may also force the Fund to liquidate investments at times and at prices that are not favorable to the Fund, or to forgo investments that the Advisor or Subadvisor otherwise views as favorable.
To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a fund expense that it would not otherwise incur, a Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.
To reduce the risks of borrowing, a Fund will limit its borrowings as described in the “Investment Restrictions” section below.

REAL ESTATE INVESTMENT TRUSTS
The Funds may make investments related to real estate, including real estate investment trusts (“REITs”).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REIT, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended.  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders, including a Fund.
CHARITABLE CONTRIBUTIONS
On occasion, each Fund may make de minimis charitable contributions to groups intended to further the Fund’s responsible investment purpose, including but not limited to educating investors about responsible investing.
SHORT SALES (APPLIES TO GREEN BOND)
The Fund may engage in short sales of U.S. Treasury securities for the purposes of managing duration of the Fund. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, a broker retains the proceeds the seller receives from the sale until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
Short sales expose the Fund to the risk that it will be required to acquire, cover or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund makes a short sale, it must segregate or “earmark” assets determined to be liquid by the Advisor or otherwise cover its position in a permissible manner.
INTEREST ONLY AND PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES (APPLIES TO GREEN BOND)
The Fund may also invest in Interest Only (“IO”) and Principal Only (“PO”) mortgage-backed securities. IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities.  IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.
PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.
ZERO-COUPON AND PAY-IN-KIND BONDS (APPLIES TO GREEN BOND)
The Fund may invest in zero-coupon bonds.  A zero-coupon bond is a security that has no cash coupon payments.  Instead, the issuer sells the security at a substantial discount from its maturity value.  The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price.  The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated.  However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.  Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis.  When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

The Fund may invest in pay-in-kind bonds.  Pay-in-kind (“PIK”) bonds are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period.  PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.
CONVERTIBLE BONDS (APPLIES TO GREEN BOND)
The Fund may invest in convertible bonds.  Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio.  Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.
While the Fund intends to invest primarily in debt securities, it may invest in convertible bonds.  While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions.  In such cases, the Fund may consider convertible bonds to gain exposure to such markets.
LEVERAGED LOANS (APPLIES TO GREEN BOND)
The Fund may invest in leveraged loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the net asset value (“NAV”) of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.
There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Many loans are not registered with the SEC or any state securities commission and are not often rated by any NRSRO. Generally there is less readily available, reliable information about most loans than is the case for many other types of securities.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected.
Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.
Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning counterparty. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the counterparty that is selling the participation. In the event of the insolvency of the counterparty selling a participation, the Fund may be treated as a general creditor of the counterparty and may not benefit from any set-off between the counterparty and the borrower.

Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund’s investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.
TRUST PREFERRED SECURITIES (APPLIES TO GREEN BOND)
The Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike traditional preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.
Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.

ADDITIONAL RISK DISCLOSURE

FINANCIAL MARKETS RISK
Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.
Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Funds.  The Advisor generally will take these and other economic conditions into consideration when making investment decisions for a Fund and will seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that the Advisor will be successful in doing so.
The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the U.S.
In light of these and other conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration, and regulators have increased their focus on the regulation of the financial services industry. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Fixed-income markets have recently experienced a period of relatively high volatility. Amid an improving economy and the cessation of the quantitative easing program, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. U.S. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Funds’ investments, which could cause the value of a Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments.  A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance.
CYBERSECURITY RISK
The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds or their investment advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Fund, except as otherwise indicated below, has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

1.	Small Cap may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

2.
No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby); provided that Global Energy Solutions will invest more than 25% of its total assets in the sustainable energy solutions industry; and provided that Global Water will invest more than 25% of its total assets in the water industry.

3.
No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of a  Fund’s total assets (including the amount borrowed).

4.	No Fund may underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

5.
No Fund may invest directly in commodities or real estate, although Small Cap may invest in financial futures, and a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

6.
No Fund may lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.
Under the interpretation of the Securities and Exchange Commission (“SEC”) staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

A Fund may invest up to 10% of its net assets in reverse repurchase agreements.
Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.
NONFUNDAMENTAL INVESTMENT RESTRICTIONS
The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.
SMALL CAP:

1.	Under normal circumstances, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies.

2.	The Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

3.	The Fund may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

4.
The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

5.	The Fund may not invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of the Fund’s net assets.

6.
The Fund may not invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York Stock Exchange or the NYSE Alternext).

7.	The Fund may not purchase illiquid securities if more than 15% of the Fund’s net assets would be invested in such securities.

8.
The Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund’s total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

9.
The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.

10.	The Fund may not purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 25% of the value of the Fund’s net assets.

11.	The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.

12.
With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

Note that with respect to the investment restriction on short sales, the Fund has no current intention of making short sales or maintaining short positions.
GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER:

1.
The Fund will invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. (Global Energy Solutions only)

2.
The Fund will invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or are significantly involved in water related services or technologies. (Global Water only)

3.
The Funds may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Funds’ respective total assets. The Funds will not make any purchases of securities if borrowing exceeds 5% of total assets of the applicable Fund.

4.
The Funds may not invest more than 15% of their respective net assets in illiquid securities. The Funds may buy and sell securities outside the U.S. that are not registered with the Securities and Exchange Commission or marketable in the U.S.

5.	The Funds may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on future contracts.

6.
The Funds may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

7.
The Funds may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.

8.
The Funds may not write, purchase or sell puts, calls or combinations thereof except that the Funds may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and a Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided  that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options.

9.
With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, a Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

10.	The Funds may not purchase or retain securities issued by companies for the purpose of exercising control.
GREEN BOND

1.	The Fund will invest, under normal circumstances, at least 80% of its assets (including borrowings for investment purposes) in bonds.

2.	The Fund will not make any purchases of securities if borrowing exceeds 15% of total assets.

3.
The Fund may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund’s net asset value.

4.	The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectuses and this SAI, as each may from time to time be amended.

5.
The Fund may not effect short sales of securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of managing the duration of the Fund’s portfolio. Such short sales shall be “covered” with an equivalent amount of high quality, liquid securities. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.

6.
The Fund may not purchase securities on margin, except (1) for use of short-term credit necessary for clearance of purchases and sales of portfolio securities and (2) it may make margin deposits in connection with futures contracts or options on futures or other permissible investments.

7.	The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities.

8.
With respect to Fundamental Investment Restriction (2) regarding borrowing, the Fund will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation.  In order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

With respect to each Fund, except for the liquidity and borrowing restrictions, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired.
As of September 30, 2015, capital loss carryforwards were as follows:

Small Cap	$0
Global Energy Solutions	$185,640,192
Global Water	$0
Green Bond	$0
Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction if: (a) the shareholder’s social security number or other taxpayer identification number (“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; (c) the Fund’s identifying CUSIP number; and (d) cost basis information for shares acquired on or after January 1, 2012.
Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.
Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.  In addition, for individual investors, some dividends may be identified as “qualified dividend income” and be eligible for the reduced federal tax rate.
Many states do not tax the portion of a Fund’s dividends that is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.
If Global Energy Solutions or Global Water has more than 50% of its total assets invested in foreign securities at fiscal year end, then that Fund is eligible to pass through any applicable foreign tax credits to its shareholders under Section 853 of the Code.

NET ASSET VALUE

The public offering price of the shares of each Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge).  A Fund’s net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class. The net asset value fluctuates based on the respective market values of a Fund’s investments. The net asset value per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In calculating net asset value, the Fund follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as “trade date plus one” or “T + 1 accounting”. Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.
Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.
Net Asset Value and Offering Price per Share, as of September 30, 2015

Small Cap
Class A net asset value per share	$22.04
($154,727,976 / 7,021,316 shares)
Maximum sales charge, Class A	$1.10
(4.75% of offering price)
Offering price per share, Class A	$23.14

Class C net asset value and offering price per share	$19.88
($15,887,230 / 799,076 shares)

Class I net asset value and offering price per share	$23.34
($61,668,773 / 2,642,384 shares)

Class Y net asset value and offering price per share	$22.18
($10,084,383 / 454,584 shares)

Global Energy Solutions
Class A net asset value per share	$5.76
($59,588,665 / 10,341,501 shares)
Maximum sales charge, Class A	$0.29
(4.75% of offering price)
Offering price per share, Class A	$6.05

Class C net asset value and offering price per share	$5.42
($13,662,521 / 2,519,842 shares)

Class I net asset value and offering price per share	$5.88
($386,453 / 65,753 shares)

Class Y net asset value and offering price per share	$5.99
($8,097,134 / 1,351,871 shares)

Global Water
Class A net asset value per share	$14.87
($295,336,608 / 19,865,497 shares)
Maximum sales charge, Class A	$0.74
(4.75% of offering price)
Offering price per share, Class A	$15.61

Class C net asset value and offering price per share	$13.84
($75,060,889 / 5,424,374 shares)

Class I net asset value and offering price per share	$15.02
($779,054 / 51,855 shares)

Class Y net asset value and offering price per share	$15.06
($93,550,976 / 6,210,835 shares)

Green Bond
Class A net asset value per share	$15.14
($23,107,881 / 1,526,606 shares)
Maximum sales charge, Class A	$0.59
(3.75% of offering price)
Offering price per share, Class A	$15.73

Class I net asset value and offering price per share	$15.13
($28,539,791 / 1,885,965 shares)

Class Y net asset value and offering price per share	$15.17
($7,517,469 / 495,599 shares)

CALCULATION OF TOTAL RETURN

Green Bond: Yield
Green Bond may also advertise its yield from time to time. Yield is calculated separately for each Class of the Funds. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for Green Bond refer to the aggregate imputed yield-to-maturity of each of the Fund’s investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a “bond equivalent,” or semi-annual, basis. Green Bond’s yield is computed according to the following formula:
Yield = 2 (a-b/cd+1)6 - 1
where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio’s investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Green Bond Fund’s yield for the month ended September 30, 2015 was 1.58% for Class A shares, 2.01% for Class I shares and 1.88% for Class Y shares.
The yield of Green Bond will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating the Fund’s performance in meeting its investment objective.
Total Return and Other Quotations
Each Fund may advertise its “total return.” Total return is calculated separately for each class of a Fund. Total return differs from yield in that yield figures measure only the income component of a Fund’s investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. “Total Return” as quoted in the Financial Highlights section of the applicable Fund’s Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to “return without maximum load” (or “w/o max load” or “at NAV”) as referred to herein.  For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return before taxes is computed according to the following formula:
P(1 + T)n = ERV
where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
Total return after taxes on distributions is computed according to the following formula:
P(1 +T)n = ATV D
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years and ATV D  = the ending  value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.
Total return after taxes on distributions and sale of fund shares is computed according to the following formula:
P(1 +T)n = ATV DR
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATV DR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable), after taxes on fund distributions and redemption.
Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund’s maximum sales charge (“return with maximum load”), except quotations of return “without maximum load” (or “without CDSC” or “at NAV”) which do not deduct a sales charge.  Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.
In the tables below, after-tax returns are shown only for Class A shares.  The standardized total returns for Class C shares of Calvert Small Cap Fund and Calvert Global Energy Solutions Fund are "linked" to the Class A total returns for the respective Funds for the periods prior to April 1, 2005, and July 31, 2007, respectively, the inception dates for Class C shares. Class C investment performance results for Calvert Small Cap Fund and Calvert Global Energy Solutions Fund for the periods prior to April 1, 2005, and July 31, 2007, respectively, are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge). Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. The standardized total returns for Class Y for Calvert Global Energy Solutions Fund are “linked” to the Class A total returns for the Fund for the period prior to July 29, 2011 (inception date for the Fund’s Class Y shares). Class Y investment performance results for Calvert Global Energy Solutions Fund for the period prior to July 29, 2011, are for Class A at NAV (i.e., they do not reflect the deduction of Class A front-end sales charge). Actual Class Y performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A. The standardized total returns for Class Y for Calvert Small Cap Fund are “linked” to the Class A total returns for the Fund for the period prior to October 18, 2013 (inception date for the Fund’s Class Y shares). Class Y investment performance results for Calvert Small Cap Fund for the period prior to October 18, 2013, are for Class A at NAV (i.e., they do not reflect the deduction of Class A front-end sales charge). Actual Class Y performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A. The standardized total return for Class I shares of Calvert Global Water Fund is “linked” to the Class A total return for the period prior to January 31, 2014, the inception date for Class I shares. Class I investment performance results for Calvert Global Water Fund for the period prior to January 31, 2014 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge). Actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A.

Returns for each Fund’s shares for the periods indicated are as follows:
SMALL CAP
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return		Class I Total Return	Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One year	3.03%	8.18%	6.38%	7.38%	8.72%	8.45%
Five years	12.26%	13.36%	12.38%	12.38%	14.12%	13.49%
Ten years	5.55%	6.07%	5.11%	5.11%	6.84%	6.13%
SMALL CAP
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return
With Maximum Load
One year	0.02%
Five years	10.87%
Ten years	4.90%
SMALL CAP
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return
With Maximum Load
One year	3.78%
Five years	9.72%
Ten years	4.41%
GLOBAL ENERGY SOLUTIONS
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return*		Class I Total Return	Class Y Total Return*
	With	Without	With	Without
	Maximum Load		CDSC
One year	-22.68%	-18.87%	-20.51%	-19.70%	-18.45%	-18.61%
Five years	-7.27%	-6.36%	-7.29%	-7.29%	-5.89%	-6.13%
Ten years	N/A	N/A	N/A	N/A	N/A	N/A
From Inception*	-11.08%	-10.55%	-11.39%	-11.39%	-10.13%	-10.42%

GLOBAL ENERGY SOLUTIONS
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return
With Maximum Load
One year	-22.69%
Five years	-7.31%
Ten years	N/A
From Inception*	-11.10%
GLOBAL ENERGY SOLUTIONS
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return
With Maximum Load
One year	-12.84%
Five years	-5.26%
Ten years	N/A
From Inception*	-7.42%
*Inception Dates

Class A	May 31, 2007

Class C	Performance for Class C shares is “linked” to Class A shares at NAV for the period prior to July 31, 2007, which is the actual inception date for Class C shares.

Class I	May 31, 2007

Class Y	Performance for Class Y shares is “linked” to Class A shares at NAV for the period prior to July 29, 2011, which is the actual inception date for Class Y shares.
GLOBAL WATER
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return		Class I Total Return*	Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One year	-22.21%	-18.35%	-19.73%	-18.92%	-17.93%	-18.12%
Five years	5.13%	6.16%	5.24%	5.24%	6.37%	6.46%
Ten years	N/A	N/A	N/A	N/A	N/A	N/A
From Inception*	4.28%	5.01%	4.07%	4.07%	5.16%	5.25%
GLOBAL WATER
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return
With Maximum Load
One year	-24.37%
Five years	3.20%
Ten years	N/A
From Inception*	2.85%

GLOBAL WATER
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return
With Maximum Load
One year	-12.43%
Five years	3.57%
Ten years	N/A
From Inception*	3.03%
*Inception Dates

Class A	September 30, 2008

Class C	September 30, 2008

Class I	Performance for Class I shares is “linked” to Class A shares at NAV for the period prior to January 31, 2014, which is the actual inception date for Class I shares.

Class Y	September 30, 2008
GREEN BOND
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class I Total Return	Class Y Total Return
	With	Without
	Maximum Load
One year	-1.85%	1.95%	2.36%	2.21%
Five years	N/A	N/A	N/A	N/A
Ten years	N/A	N/A	N/A	N/A
From Inception*	0.21%	2.22%	2.58%	2.49%
GREEN BOND
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return
With Maximum Load
One year	-2.84%
Five years	N/A
Ten years	N/A
From Inception*	-0.53%
GREEN BOND
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return
With Maximum Load
One year	-1.06%
Five years	N/A
Ten years	N/A
From Inception*	-0.18%
*Inception Dates

Class A	October 31, 2013

Class I	October 31, 2013

Class Y	October 31, 2013
Total return, like net asset value per share, fluctuates in response to changes in market conditions.  Total return for any particular time period should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.
The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.
The Funds do not issue share certificates. Shares are electronically recorded.  If you are redeeming or exchanging shares represented by certificates previously issued by a Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.
Each Fund has filed a notice of election with the SEC pursuant to Rule 18f-1 under the 1940 Act. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.
See the Prospectus for additional details on purchases and redemptions.

DIRECTORS AND OFFICERS

The Board of Directors supervises that Fund’s activities and reviews its contracts with companies that provide it with services.  Business information about the Directors and Officers as well as information regarding the experience, qualifications, attributes and skills of the Directors is provided below.  Independent Directors refers to those Directors who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
REBECCA L. ADAMSON AGE: 66	Director	2000	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Director & Chair	2005	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26	• None
JOHN G. GUFFEY, JR. AGE: 67	Director	2005	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	26	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director	2000	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram), 1999-2013.	19	• Bridgeway Funds (14) (asset management)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
JOY V. JONES AGE: 65	Director	2000	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director	2005	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 66	Director	2005	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	• None
INTERESTED DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 67	Director	2000	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	26
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer of the Advisor (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name &Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc.; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D.BENSON, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant Vice President & Assistant Secretary (since 2015) and Associate General Counsel (since 2016; Assistant General Counsel 2014-2016; and Staff Attorney prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015)
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

ERICA LASDON AGE: 45	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manger (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, Esq. AGE: 48	Vice President & Secretary	2016	Assistant Vice President, Assistant Secretary and Deputy General Counsel (since 2016; Associate General Counsel prior to 2016) of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

* Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. As of December 31, 2015, the Directors and Officers as a group owned less than 1% of the outstanding shares of each Fund.

Additional Information about the Directors
The Board of Directors believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board of Directors believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Subadvisors, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  The Board of Directors has also considered the contributions that each Director can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Ms. Adamson, experience as a president of a non-profit organization and experience as a board member of a private foundation; Mr. Baird, experience as a chief executive officer of a non-profit corporation; Mr. Guffey, experience as a director and officer of private companies and experience as a board member of various organizations; Mr. Harper, experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex; Ms. Jones, legal experience and experience as a director of a private foundation; Mr. Mollner, experience as a board member of various organizations; Rev. Dr. Morris, ecclesiastical leadership experience; Mr. Silby, experience as a director and officer of private companies and experience as a board member of various organizations; and Mr. Streur, leadership roles within the Advisor and certain of its affiliates, and experience building and managing investment management firms.  References to the experience, qualifications, attributes and/or skills of the Directors are pursuant to requirements of the SEC, do not constitute holding out of a Board or any Director as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Director or on the Board by reason thereof.
Board Structure
The Board of Directors is responsible for overseeing the management and operations of the Funds.  The Board consists of seven Independent Directors and two Directors who are interested persons of the Funds.  Richard L. Baird, Jr., who is an Independent Director, serves as Chairperson of the Board.  The Board of Directors has five standing Committees:  the Governance Committee, the Audit Committee, the Social Committee, the Investment Performance Oversight Committee and the Special Equities Committee.  The Governance, Audit, Social and Investment Performance Oversight Committees are each chaired by an Independent Director.  In addition, each of the Governance and Audit Committees is composed solely of Independent Directors.
Through the Governance and Audit Committees, the Independent Directors consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Fund management. The Independent Directors also regularly meet outside the presence of Fund management and are advised by independent legal counsel.  The  Board of Directors has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The Board of Directors has also determined that its leadership structure is appropriate.The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.
The Governance Committee addresses matters of fund governance, including policies on Director compensation and on Board and Committee structure and responsibilities. The functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., the initiation and consideration of nominations for the appointment or election of Independent Directors of the Board.  These matters were addressed in meetings held five times in the past fiscal year.  The current members of this Committee are Rev. Dr. Morris and Messrs. Baird and Harper, each an Independent Director.
The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of each Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committee meets with each Fund’s independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. The Audit Committee is responsible for fair valuation of Special Equities investments and also oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation. This Committee met eleven times in the past fiscal year. The current members of this Committee are Ms. Jones and Messrs. Baird, Harper and Mollner, each an Independent Director.
The Social Committee addresses matters relating to the responsible investment criteria used by the Funds and their application. This Committee met five times in the past fiscal year.  The current members of this Committee are Mses. Adamson and Jones, Rev. Dr. Morris and Mr. Streur. With the exception of Mr. Streur, the members of this Committee are Independent Directors.
The Investment Performance Oversight Committee oversees the Funds’ investment performance, including the performance of the Funds’ subadvisors. This Committee met five times in the past fiscal year.  The current members of this Committee are Ms. Adamson and Messrs. Guffey, Silby and Streur. With the exceptions of Messrs. Silby and Streur, the members of this Committee are Independent Directors.
The Special Equities Committee oversees the Funds’ Special Equities program, including review and selection of the social venture capital investments. This Committee met ten times in the past fiscal year. The current members of this Committee are

Messrs. Baird, Guffey, Mollner and Silby.  With the exceptions of Mr. Silby, the members of this Committee are Independent Directors.
The Board of Directors has retained Broadridge to provide it with an independent analysis of investment performance and expenses for each Fund, in connection with the Board’s annual consideration of the renewal of the Funds’ investment advisory, subadvisory and underwriting agreements, as required by section 15(c) of the 1940 Act.
Board Oversight of Risk
An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Funds, the Advisor, the Subadvisor and other service providers to the Funds have implemented various processes, procedures and controls to identify and address risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board of Directors exercises oversight of the risk management process primarily through the Audit and Investment Performance Oversight Committees, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Directors requires management of the Advisor and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and each Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, each Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  Each Board and each Investment Performance Oversight Committee also receive regular reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities, except for Special Equities securities, which are fair valued by the Board’s Special Equities Committee.  The Board also receives reports from the Funds’ primary service providers, including the Subadvisor, regarding their operations as they relate to the Funds.
Directors’ Ownership of Fund Shares
The Directors owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2015:
SMALL CAP

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	>$100,000	>$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
Miles D. Harper, III	$1-$10,000	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Directors
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
John H. Streur	None	>$100,000

GLOBAL ENERGY SOLUTIONS

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles D. Harper, III	$1-$10,000	>$100,000
Joy V. Jones	$10,001-$50,000	>$100,000
Terrence J. Mollner, Ed.D	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Directors
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
John H. Streur	None	>$100,000
GLOBAL WATER

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles D. Harper, III	$1-$10,000	>$100,000
Joy V. Jones	$10,001-$50,000	>$100,000
Terrence J. Mollner, Ed.D	$1-$10,000	$50,001-$100,000
Sydney A. Morris	$10,001-$50,000	$50,001-$100,000
Interested Directors
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
John H. Streur	None	>$100,000
GREEN BOND

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Director in Calvert Family of Funds
Independent Directors
Rebecca Adamson	$1-$10,000	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles D. Harper, III	$1-$10,000	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Directors
D. Wayne Silby, Esq.	$50,001-$100,000	>$100,000
John H. Streur	None	>$100,000
Directors not employed by the Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any Calvert Fund through the Directors’ Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund’s assets, liabilities, net assets, and net income per share.

Directors’ Compensation
Director Compensation Table
Calvert Impact Fund, Inc.
The following table (unaudited numbers) sets forth information describing the compensation of each Director for his/her services to the Funds for each Fund’s most recent fiscal year ended September 30, 2015 and to all of the portfolios in the Fund Complex, as defined below. Each Fund within Calvert Impact Fund, Inc. is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Total Compensation From Funds and Fund Complex Paid to Directors***
Rebecca Adamson* (Director)	$8,980	$1305	$72,500
Richard L. Baird, Jr.* (Director & Chair)	$10,858	$3,547	$159,750
John Guffey, Jr.* (Director)	$9,250	$1261	$132,750
Miles D. Harper, III* (Director)	$9,389	$9,389	$75,750
Joy V. Jones* (Director)	$9,446	$5,579	$76,360
Terrence J. Mollner, Ed.D* (Director)	$9,228	$2,307	$74,241
Sydney A. Morris* (Director)	$9,562	$696	$77,250
D. Wayne Silby, Esq.*,** (Director)	$9,926	$850	$134,150
John H. Streur** (Director & President)	$0	$0	$0
*Mses. Adamson and Jones, Rev. Dr. Morris, and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2015, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $228,163; $954,963; $116,608; $993,097; $557,424; $918,516; $71,516; and $1,003,799, for each of them, respectively.
**Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of the Advisor and certain affiliates.
***As of September 30, 2015, the Fund Complex consisted of forty (40) Funds, and as of June 24, 2016, thirty-nine (39) Funds.
Directors not employed by the Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any Calvert Fund through the Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund’s assets, liabilities, net assets, and net income per share.

INVESTMENT ADVISOR

The Funds’ Investment Advisor is Calvert Investment Management, Inc. (“Calvert” or “Advisor”), a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board of Directors. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
Under the Investment Advisory Agreement, for its services, the Advisor receives an annual fee, payable monthly, of 0.70% of Small Cap’s average daily net assets; 0.95% of Global Energy Solutions’ average daily net assets; 0.75% of the first $250 million of Global Water’s average daily net assets and 0.70% of all assets above $250 million; and 0.30% of Green Bond’s average daily net assets. This investment advisory fee includes the cost of evaluating investments according to a Fund’s responsible investment criteria. The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees or reimburse expenses of the Fund, except as noted in the Fund’s prospectus. Advisory fees are allocated among classes as a Fund-level expense based on net assets.

The following chart shows the Investment Advisory fees paid to the Advisor by the Funds for the past three fiscal years.

	2013	2014	2015
Small Cap	$1,055,605	$1,459,355	$1,726,888
Global Energy Solutions	$776,719	$1,017,591	$915,159
Global Water	$1,293,052	$3,901,700	$5,002,256
Green Bond	N/A*	$47,972	$114,125
*No information is available because the Fund commenced operations on October 31, 2013.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the prospectus of the Fund, is provided below.
A. Other Accounts Managed by Portfolio Managers of the Funds
The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager.  The “Other Accounts” category includes accounts managed in the Portfolio Manager’s personal as well as professional capacities.
SMALL CAP
Calvert: Joshua Linder, CFA

Accounts Managed (not including Small Cap) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	0
Total Assets in Other Accounts Managed	$1,090,577,511	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Christopher Madden, CFA

Accounts Managed (not including Small Cap) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Kurt Moeller, CFA

Accounts Managed (not including Small Cap) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Jade Huang

Accounts Managed (not including Small Cap) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
GLOBAL ENERGY SOLUTIONS
Calvert: Laurie Webster, CFA

Accounts Managed (not including Calvert Global Energy Solutions Fund) as of June 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$1,431,293,318	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Dale R. Stout, CFA

Accounts Managed (not including Calvert Global Energy Solutions Fund) as of June 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$1,431,293,318	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Lise Bernhard

Accounts Managed (not including Calvert Global Energy Solutions Fund) as of June 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$1,431,293,318	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Christopher Madden, CFA

Accounts Managed (not including Calvert Global Energy Solutions Fund) as of June 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	0	5
Total Assets in Other Accounts Managed	$2,199,399,362	$0	$41,859,058
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Jade Huang

Accounts Managed (not including Calvert Global Energy Solutions Fund) as of June 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	0	5
Total Assets in Other Accounts Managed	$2,199,399,362	$0	$41,859,058
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
GLOBAL WATER
Calvert: Laurie Webster, CFA

Accounts Managed (not including Calvert Global Water Fund) as of January 31, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	0
Total Assets in Other Accounts Managed	$855,017,254	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Dale R. Stout, CFA

Accounts Managed (not including Calvert Global Water Fund) as of June 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	0
Total Assets in Other Accounts Managed	$1,096,234,356	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Lise Bernhard

Accounts Managed (not including Calvert Global Water Fund) as of January 31, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	0
Total Assets in Other Accounts Managed	$855,017,254	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Christopher Madden, CFA

Accounts Managed (not including Calvert Global Water Fund) as of January 31, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	5	5
Total Assets in Other Accounts Managed	$1,221,314,371	$231,551,661	$41,458,026
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Jade Huang

Accounts Managed (not including Calvert Global Water Fund) as of January 31, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	5	5
Total Assets in Other Accounts Managed	$1,221,314,371	$231,551,661	$41,458,026
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
GREEN BOND
Calvert: Vishal Khanduja, CFA

Accounts Managed (not including Calvert Green Bond Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	0	0
Total Assets in Other Accounts Managed	$4,313,648,150	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Brian S. Ellis, CFA

Accounts Managed (not including Calvert Green Bond Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$753,567,217	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
B. Potential Conflicts of Interest in Managing a Fund and Other Accounts
The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund’s investments by a Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Funds” above.
SMALL CAP
Calvert: Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; and Jade Huang
Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Portfolio Manager for the Fund is aware of and abides by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Fund relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.
GLOBAL ENERGY SOLUTIONS AND GLOBAL WATER
Calvert: Laurie Webster, CFA; Dale R. Stout, CFA; Lise Bernhard; Christopher Madden, CFA; and Jade Huang
Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Portfolio Manager for the Fund is aware of and abides by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Fund relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.
GREEN BOND
Calvert: Vishal Khanduja, CFA and Brian S. Ellis, CFA
Because the Portfolio Managers have responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  The Portfolio Managers for the Fund are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts.  The Fund relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment.  In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.
C. Compensation of Portfolio Managers of the Funds
Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Advisor or Subadvisor (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Funds” above.
SMALL CAP
Calvert: Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; and Jade Huang

Compensation with Respect to Management of Small Cap and Other Accounts as of April 1, 2016
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to net sales of Calvert Funds; investment performance of Calvert Funds; and achievement of individualized strategic objectives established for the investment professional. For an incentive to be paid out under the net sales portion of the formula, an identified threshold level must be met. The investment performance portion of the formula focuses on the investment results of Calvert strategies (gross of fees) relative to passive benchmarks. Investment performance will be based on two timeframes which will be weighted equally at 50%. Short-term performance will be based on one-year actual fund results compared to benchmarks that will be established on a fund by fund basis at the beginning of the year. Respectively, long-term performance will be based similarly but will cover a 2-year time period. Strategies will be equal weighted. Fixed Income portfolio managers’ performance is weighted more heavily on the investment performance of fixed income strategies, and Equity portfolio managers’ performance is weighted more heavily on the investment performance of equity strategies, however the performance of all strategies (including asset allocation, passive and sub-advised strategies) factor into the calculation for all portfolio managers, and for all Calvert employees. The incentive plan is overseen by the Board of Directors of Calvert Investments, Inc., consisting of John H. Steur (Calvert President and CEO), Vicki L. Benjamin (Calvert CFO, COO and Executive Vice President), William Lester (Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company) and JoAnn Martin (President and CEO of Ameritas Mutual Holding Company), subject to ultimate oversight of Calvert’s parent company, Ameritas Mutual Holding Company.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

GLOBAL ENERGY SOLUTIONS
Calvert: Laurie Webster, CFA; Dale R. Stout, CFA; Lise Bernhard; Christopher Madden, CFA; and Jade Huang

Compensation with Respect to Management of Global Energy Solutions and Other Accounts as of __________, 2016
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers/standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to net sales of Calvert Funds; investment performance of Calvert Funds; and achievement of individualized strategic objectives established for the investment professional. For an incentive to be paid out under the net sales portion of the formula, an identified threshold level must be met. The investment performance portion of the formula focuses on the investment results of Calvert strategies (gross of fees) relative to passive benchmarks. Investment performance will be based on two timeframes which will be weighted equally at 50%. Short-term performance will be based on one-year actual fund results compared to benchmarks that will be established on a fund by fund basis at the beginning of the year. Respectively, long-term performance will be based similarly but will cover a 2-year time period. Strategies will be equal weighted. Fixed Income portfolio managers’ performance is weighted more heavily on the investment performance of fixed income strategies, and Equity portfolio managers’ performance is weighted more heavily on the investment performance of equity strategies, however the performance of all strategies (including asset allocation, passive and sub-advised strategies) factor into the calculation for all portfolio managers, and for all Calvert employees. The incentive plan is overseen by the Board of Directors of Calvert Investments, Inc., consisting of John H. Steur (Calvert President and CEO), Vicki L. Benjamin (Calvert CFO, COO and Executive Vice President), William Lester (Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company) and JoAnn Martin (President and CEO of Ameritas Mutual Holding Company), subject to ultimate oversight of Calvert’s parent company, Ameritas Mutual Holding Company.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

GLOBAL WATER
Calvert: Laurie Webster, CFA; Dale R. Stout, CFA; Lise Bernhard; Christopher Madden, CFA; and Jade Huang

Compensation with Respect to Management of Global Water and Other Accounts as of April 11, 2016
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers/standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to net sales of Calvert Funds; investment performance of Calvert Funds; and achievement of individualized strategic objectives established for the investment professional. For an incentive to be paid out under the net sales portion of the formula, an identified threshold level must be met. The investment performance portion of the formula focuses on the investment results of Calvert strategies (gross of fees) relative to passive benchmarks. Investment performance will be based on two timeframes which will be weighted equally at 50%. Short-term performance will be based on one-year actual fund results compared to benchmarks that will be established on a fund by fund basis at the beginning of the year. Respectively, long-term performance will be based similarly but will cover a 2-year time period. Strategies will be equal weighted. Fixed Income portfolio managers’ performance is weighted more heavily on the investment performance of fixed income strategies, and Equity portfolio managers’ performance is weighted more heavily on the investment performance of equity strategies, however the performance of all strategies (including asset allocation, passive and sub-advised strategies) factor into the calculation for all portfolio managers, and for all Calvert employees. The incentive plan is overseen by the Board of Directors of Calvert Investments, Inc., consisting of John H. Steur (Calvert President and CEO), Vicki L. Benjamin (Calvert CFO, COO and Executive Vice President), William Lester (Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company) and JoAnn Martin (President and CEO of Ameritas Mutual Holding Company), subject to ultimate oversight of Calvert’s parent company, Ameritas Mutual Holding Company.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

GREEN BOND
Calvert: Vishal Khanduja, CFA and Brian S. Ellis, CFA

Compensation with Respect to Management of Green Bond and Other Accounts as of April 1, 2016
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers/standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to net sales of Calvert Funds; investment performance of Calvert Funds; and achievement of individualized strategic objectives established for the investment professional. For an incentive to be paid out under the net sales portion of the formula, an identified threshold level must be met. The investment performance portion of the formula focuses on the investment results of Calvert strategies (gross of fees) relative to passive benchmarks. Investment performance will be based on two timeframes which will be weighted equally at 50%. Short-term performance will be based on one-year actual fund results compared to benchmarks that will be established on a fund by fund basis at the beginning of the year. Respectively, long-term performance will be based similarly but will cover a 2-year time period. Strategies will be equal weighted. Fixed Income portfolio managers’ performance is weighted more heavily on the investment performance of fixed income strategies, and Equity portfolio managers’ performance is weighted more heavily on the investment performance of equity strategies, however the performance of all strategies (including asset allocation, passive and sub-advised strategies) factor into the calculation for all portfolio managers, and for all Calvert employees. The incentive plan is overseen by the Board of Directors of Calvert Investments, Inc., consisting of John H. Steur (Calvert President and CEO), Vicki L. Benjamin (Calvert CFO, COO and Executive Vice President), William Lester (Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company) and JoAnn Martin (President and CEO of Ameritas Mutual Holding Company), subject to ultimate oversight of Calvert’s parent company, Ameritas Mutual Holding Company.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
D. Securities Ownership of Portfolio Managers of the Funds
With respect to each Portfolio Manager identified in the prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of September 30, 2015 in the Fund(s) managed by that individual.  The securities were valued as of September 30, 2015 for each Fund other than Global Water, the securities of which were valued as of January 31, 2016. (Specified ranges: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Small Cap	Calvert	Joshua Linder, CFA	None
		Christopher Madden, CFA	None
		Kurt Moeller, CFA	None
		Jade Huang	$1 - $10,000
Global Energy Solutions	Calvert	Laurie Webster, CFA	None
		Dale R. Stout, CFA	None
		Lise Bernhard	None
		Christopher Madden, CFA	None
		Jade Huang	None
Global Water	Calvert	Laurie Webster, CFA	None
		Dale R. Stout, CFA	None
		Lise Bernhard	None
		Christopher Madden, CFA	None
		Jade Huang	None
Green Bond	Calvert	Vishal Khanduja, CFA	None
		Brian S. Ellis, CFA	None

ADMINISTRATIVE SERVICES AGENT

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CIAS receives an annual administrative fee payable monthly (as a percentage of average daily net assets) as follows:

	Class A and C (if any)	Class I	Class Y
Small Cap	0.25%	0.10%	0.25%
Global Energy Solutions	0.35%	0.15%	0.35%
Global Water	0.35%	0.15%	0.35%
Green Bond	0.20%	0.10%	0.20%
Effective February 1, 2016, the administrative fee for each share class of each Fund is 0.12% (as a percentage of average daily net assets) payable monthly; Calvert has agreed to contractually waive 0.02% (2 basis points) of the Class I administrative fee through January 31, 2018 for Small Cap and Green Bond.
The following chart shows the administrative fees paid to CIAS by the Funds for the past three fiscal years:

	2013	2014	2015
Small Cap	$329,981	$441,654	$508,998
Global Energy Solutions	$284,902	$373,981	$336,529
Global Water	$476,387	$1,538,200	$2,006,694
Green Bond	N/A*	$20,806	$59,471
*No information is available because the Fund commenced operations on October 31, 2013.

METHOD OF DISTRIBUTION

Calvert Investment Distributors, Inc. (“CID”) is the principal underwriter and distributor for the Funds. CID is an affiliate of the Advisor. Under the terms of its underwriting agreement with the Funds, CID markets and distributes the Funds’ shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the “Plans”), which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Class A average daily net assets of Small Cap; and 0.50% of the respective Class A average daily net assets of Global Energy Solutions, Global Water and Green Bond. However, the Board has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of  Class A shares’ average daily net assets. Expenses under the Funds’ Class C Plans (Green Bond has no Class C) may not exceed, on an annual basis, 1.00% of each Fund’s Class C average daily net assets, respectively. Neither Class I nor Class Y has a Plan. The Class A and C Plans compensate CID at a set rate regardless of CID’s expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders and for compensation to broker/dealers, underwriters, and salespersons.
Each Fund’s Plans were approved by the Board of Directors, including the Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Funds are committed to the discretion of the Independent Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including through economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
The Plans may be terminated by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including  a majority of the Independent Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.
As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by a Fund as part of the annual operating expenses).  In addition to these payments, the Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time.  As of December 31, 2015, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Ameritas Life Insurance Corp., Charles Schwab & Co., Inc., CUSO, First Ameritas Life Insurance Corp., LPL Financial Services, Merrill Lynch, Morgan Stanley, Pershing, Raymond James, Thrivent Financial for Lutherans, UBS Financial Services and Wells Fargo Advisors.
Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers.  Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.
The Funds have entered into an agreement with CID as principal underwriter. CID makes a continuous offering of the Funds’ securities on a “best efforts” basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from each Fund based on the average daily net assets of the Fund’s respective classes. These fees are paid pursuant to the Funds’ Plan.
Total Plan Expenses paid to CID by the Funds for the fiscal year ended September 30, 2015 were:

	Class A	Class C
Small Cap	$379,306	$155,370
Global Energy Solutions	$177,313	$162,046
Global Water	$905,038	$907,223
Green Bond	$39,692	N/A
For the fiscal year ended September 30, 2015, the Funds’ Plan expenses for Classes A and C were spent for the following purposes:

Small Cap	Class A	Class C
Compensation to broker/dealers	$350,681	$120,936
Compensation to sales personnel	$28,625	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$34,434
Other	$0	$0

Global Energy Solutions	Class A	Class C
Compensation to broker/dealers	$177,313	$129,582
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$32,464
Other	$0	$0

Global Water	Class A	Class C
Compensation to broker/dealers	$905,038	$446,227
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$460,996
Other	$0	$0

Green Bond	Class A	Class C
Compensation to broker/dealers	$39,692	N/A
Compensation to sales personnel	$0	N/A
Advertising	$0	N/A
Printing and mailing of prospectuses to other than current shareholders	$0	N/A
Compensation to underwriters	$0	N/A
Other	$0	N/A
Class A shares of each Fund (except Green Bond) are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over*	0.00%	0.00%	0.00%
Class A shares of Green Bond are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over*	0.00%	0.00%	0.00%*
*Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a CDSC of 0.80%.  (See “Choosing a Share Class” in the Prospectus).

CID receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers.  The aggregate amount of sales charges (gross underwriting commissions) and for Class A only, the net amount retained by CID (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year	2013		2014		2015
Class A	Gross	Net	Gross	Net	Gross	Net
Small Cap	$62,342	$29,900	$78,426	$38,477	$69,251	$36,333
Global Energy Solutions	$78,451	$38,642	$96,479	$58,045	$83,604	$52,027
Global Water	$387,314	$311,891	$705,523	$566,856	$325,014	$227,661
Green Bond	N/A*	N/A*	$8,468	$6,716	$29,951	$16,998

Class C	2013		2014		2015
Small Cap	$2,347		$625		$983
Global Energy Solutions	$1,185		$2,618		$4,072
Global Water	$3,725		$15,328		$31,257
*No information is available because the Fund commenced operations on October 31, 2013.
Directors/Trustees and certain other affiliated persons of the Funds are exempt from sales charges since the distribution costs are minimal to persons already familiar with the Funds. Specifically, there is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•
current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (family members include a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories); and

•	directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund’s shares and family members of the subadvisor, or broker/dealer.
Other groups (e.g., group retirement plans) are exempt from the Class A sales charges due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank & Trust Company, N. A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.
For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CIS receives a fee based on the asset class (fixed income and equities) and the resources necessary to support the various services each asset class requires.  CIS may contract with subagents, at the Funds’ expense, to provide recordkeeping and sub-accounting services to the Funds.  The following chart shows the shareholder servicing fees paid to CIS by the Funds for the past three fiscal years:

	2013	2014	2015
Small Cap	$76,940	$67,981	$64,124
Global Energy Solutions	$89,388	$70,942	$66,803
Global Water	$63,465	$97,430	$131,976
Green Bond	N/A*	$529	$2,995
*No information is available because the Fund commenced operations on October 31, 2013.

PORTFOLIO TRANSACTIONS

Each Fund’s Advisor and/or Subadvisor place orders with broker-dealers for the Fund’s portfolio transactions.  Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.
Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds’ Advisor and/or Subadvisor make investment decisions and select brokers and dealers under the direction and supervision of the Board of Directors.
Broker/dealers who execute portfolio transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor’s/Subadvisor’s obligation to seek best execution.  The Funds have adopted a policy that prohibits the Advisor and their respective Subadvisors from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.
For the last three fiscal years, total brokerage commissions paid were as follows:*

	2013	2014	2015
Small Cap	$95,389	$140,922	$98,740
Global Energy Solutions	$113,946	$115,110	$149,015
Global Water	$330,228	$788,170	$880,492
Green Bond	N/A**	$545	$0
*Brokerage commissions data provided prior to fiscal year 2015 include commissions charged for effecting derivatives transactions, such as futures trading.
**No information is available because the Fund commenced operations on October 31, 2013.
The increase in brokerage commissions for Small Cap in 2014 was due to increased trading activity related to expanded trading opportunities; the decrease in brokerage commissions in 2015 resulted from fewer portfolio transactions, as the Fund’s portfolio was, in the Advisor’s view, sufficiently attractive throughout the period from both an expected return and risk perspective.  Global Water’s increase in brokerage commissions in 2014 was due to growth in Fund assets, while the increase in 2015 was due to a higher rate of shareholder activity, primarily increased redemptions.
None of the Funds paid any brokerage commissions to affiliated persons during any of the last three fiscal years (as applicable).
The Funds’ Advisor and/or Subadvisor select brokers on the basis of best execution.  In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.
If, in the judgment of the Advisor or Subadvisor, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2015, the Advisor and/or Subadvisor allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Small Cap	$198,205,968	$62,010
Global Water	$148,204	$88,922
As of September 30, 2015, the following Funds held securities of their “regular broker-dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below.

Fund	Broker/Dealer	Type of Security D = debt E = equity	Amount
Green Bond	Citigroup Global Markets, Inc.	D	$851,962
	JP Morgan Chase Manhattan	D	$1,151,294
	Morgan Stanley Smith Barney	D	$1,259,256
The portfolio turnover rates for the last two fiscal years were as follows:

	2014	2015
Small Cap	103%	59%
Global Energy Solutions	62%	99%
Global Water	77%	110%
Green Bond	545%	444%

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a Portfolio Holdings Disclosure Policy (“Disclosure Policy”) that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund’s portfolio holdings.
Publicly Available Portfolio Holdings
Information regarding a Fund’s portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund’s complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR or in its quarterly holding reports filed with the SEC on Form N-Q after a Fund’s first and third quarters. A Fund’s portfolio holdings are available on the www.calvert.com website 10 business days after each month-end (quarter-end for fixed-income funds). From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund’s publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.
Non-Public Portfolio Holdings
The Funds’ Disclosure Policy, as described generally below, allows the disclosure of a Fund’s non-public portfolio holdings for the Fund’s legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.
Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Fund’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A Fund’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to an authorized individual in the Legal Department of Calvert Investments, Inc. (“Authorized Individual”); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.
Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund’s Board of Directors. The Fund’s Board of Directors shall also receive annual reports from Fund Management on those entities to whom such disclosure has been made.
Ongoing Arrangements
The following is a list of those entities to whom information about the Funds’ non-public portfolio securities is made available and the frequency at which the information is provided, including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which may include provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Barclays Capital	Portfolio Holdings	Daily
Barra	Portfolio Holdings	Daily
Bloomberg	Portfolio Holdings	Daily
Charles River Systems	Portfolio Holdings	Daily
FactSet	Portfolio Holdings	Daily
HC Asset Management	Portfolio Holdings	Quarterly
Institutional Shareholder Services	Portfolio Holdings	Quarterly
KPMG LLP	Portfolio Holdings	Annually
Morningstar	Portfolio Holdings	Monthly
State Street Bank and Trust	Portfolio Holdings	Daily
Thomson Reuters/Lipper	Portfolio Holdings	Monthly

PERSONAL SECURITIES TRANSACTIONS

The Funds, the Advisor, Subadvisor, and distributor have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards of the Advisor as defined in the rule when dealing with the public. The Code of Ethics permits the investment personnel of Calvert Impact Fund, Inc. to invest in securities that may be purchased or held by a Fund. The Code of Ethics contains certain conditions such as preclearance of personal securities transactions and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines of the Calvert Funds. The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO
THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of the Funds should send the communication to the attention of the Funds’ Secretary at the following address:
Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814
All communications should state the specific Calvert Fund to which the communication relates.  After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Directors.
In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years.  Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Director. A shareholder wishing to recommend to the Governance Committee a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.
If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund’s Board of Directors, the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above.  Communications to individual Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP serves as the independent registered public accounting firm for the Funds. State Street Bank & Trust Company, N.A., serves as custodian of the Funds’ investments. The custodian has no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Each Fund is a series of Calvert Impact Fund, Inc., an open-end management investment company organized as a Maryland corporation on August 10, 2000. Small Cap is diversified, and Global Energy Solutions, Global Water and Green Bond are non-diversified.  Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Small Cap, Global Energy Solutions, and Global Water each offer four separate classes of shares: Class A, Class C, Class I and Class Y. Green Bond offers three separate classes of shares: Class A, Class I and Class Y. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.

Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2016, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Fund Name
Name and Address	% of Ownership

Small Cap

TIAA-CREF Trust Co.	9.08% of Class A
The Retirement Plans for Which TIAA-CREF acts as Record Keeper
Saint Louis, MO

Pershing LLC	7.17% of Class A
Jersey City, NJ

American Enterprise Investment Serv.	6.84% of Class A
Minneapolis, MN

Calvert Distributors FBO DC 529	5.76% of Class A
Plan Single Option
Washington, D.C.

Pershing, LLC	11.92% of Class C
Jersey City, NJ

MLPF&S	9.70% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

First Clearing, LLC	9.59% of Class C
Special Custody Acct. for the Exclusive Benefit of Customers
St. Louis, MO

LPL Financial	5.07% of Class C
Ominbus Customer Account
San Diego, CA

Calvert Investment Distributors, Inc.	30.27% of Class I
Moderate Allocation Fund
Bethesda, MD

Calvert Investment Distributors, Inc.	16.64% of Class I
Aggressive Allocation Fund
Bethesda, MD

First Clearing, LLC	11.69% of Class I
Special Custody Acct. for the Exclusive Benefit of Customers
Saint Louis, MO

Calvert Investment Distributors, Inc.	11.07% of Class I
Conservative Allocation Fund
Bethesda, MD

Mori & Co.	8.39% of Class I
Kansas City, MO

Charles Schwab & Co., Inc.	7.36% of Class I
Reinvest Account
San Francisco, CA

UBS WM USA	26.01% of Class Y
Omni Account M/F
Weehawken, NJ

Mori & Co.	22.25% of Class Y
Kansas City, MO

National Financial Service Corp.	19.52% of Class Y
For the Exclusive Benefit of Our Customer
Jersey City, NJ

Pershing LLC	12.76% of Class Y
Jersey City, NJ

LPL Financial	6.55% of Class Y
Omnibus Customer Account
San Diego, CA

Raymond James	6.13% of Class Y
Omnibus for Mutual Funds
St. Petersburg, FL

Global Energy Solutions

American Enterprise Investment Serv.	11.08% of Class A
Minneapolis, MN

Raymond James	10.93% of Class A
Omnibus for Mutual Funds
St. Petersburg, FL

Pershing, LLC	9.84% of Class A
Jersey City, NJ

Charles Schwab & Co., Inc.	6.27% of Class A
Reinvest Account
San Francisco, CA

MLFP&S	14.65% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

Pershing, LLC	11.80% of Class C
Jersey City, NJ

First Clearing, LLC	8.89% of Class C
Special Custody Acct. for the Exclusive Benefit of Customers
St. Louis, MO

American Enterprise Investment Serv.	7.77% of Class C
Minneapolis, MN

Lutheran Community Foundation	33.79% of Class I
Minneapolis, MN

Nationwide Trust Company	23.87% of Class I
Columbus, OH

Charles Schwab & Co., Inc.	7.98% of Class I
Reinvest Account
San Francisco, CA

UBS WM USA	30.57% of Class Y
Omni Account M/F
Weehawken, NJ

Pershing LLC	27.15% of Class Y
Jersey City, NJ

First Clearing LLC	18.44% of Class Y
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Charles Schwab & Co., Inc.	9.65% of Class Y
Reinvest Account
San Francisco, CA

Raymond James	6.03% of Class Y
Omnibus for Mutual Funds
St. Petersburg, FL

National Financial Services Corp.	5.48% of Class Y
For the Exclusive Benefit of Our Customers
Jersey City, NJ

Global Water

American Enterprise Investment Serv.	18.36% of Class A
Minneapolis, MN

Pershing, LLC	11.54% of Class A
Jersey City, NJ

Charles Schwab & Co., Inc.	11.47% of Class A
Reinvest Acct
San Francisco, CA

MLPF&S	5.59% of Class A
For the Sole Benefit of Its Customers
Jacksonville, FL

MLPF&S	17.63% of Class C
For the Sole Benefit of Its Customers
Jacksonville, FL

First Clearing LLC	11.23% of Class C
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO

American Enterprise Investment Serv	11.08% of Class C
Minneapolis, MN

Pershing, LLC	8.83% of Class C
Jersey City, NJ

LPL Financial	6.76% of Class C
Omnibus Customer Account
San Diego, CA

Raymond James	6.06% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL

Charles Schwab & Co., Inc.	5.70% of Class C
Special Custody Account FBO Customers
San Francisco, CA

National Financial Services Corp.	86.99% of Class I
For the Exclusive Benefit of Our Customers
Jersey City, NJ

MLFP&S	24.28% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

National Financial Service Corp.	22.28% of Class Y
For the Exclusive Benefit of Our Customers
Jersey City, NJ

Pershing, LLC	12.62% of Class Y
Jersey City, NJ

First Clearing LLC	11.37% of Class Y
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO

UBS WM USA	10.16% of Class Y
Omni Account M/F
Jersey City, NJ

LPL Financial	5.42% of Class Y
San Diego, CA

Raymond James	5.22% of Class Y
Omnibus for Mutual Funds
St. Petersburg, FL

Green Bond

Charles Schwab & Co.	41.82% of Class A
Special Custody Acct for the Benefit of Customers
San Francisco, CA

Pershing, LLC	5.80% of Class A
Jersey City, NJ

Ameritas Holding Company	38.55% of Class I
Lincoln, NE

Charles Schwab & Co.	22.96% of Class I
Reinvest. Acct.
San Francisco, CA

Calvert Investment Distributors, Inc.	19.17% of Class I
Conservative Allocation Fund
Bethesda, MD

Calvert Investment Distributors, Inc.	17.68% of Class I
Moderate Allocation Fund
Bethesda, MD

Pershing, LLC	44.60% of Class Y
Jersey City, NJ

FOLIOfn Investments	23.24% of Class Y
McLean, VA

Charles Schwab & Co., Inc.	9.79% of Class Y
Reinvest Account
San Francisco, CA

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Investment Management, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
SHAREHOLDER SERVICING AGENT
Calvert Investment Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
ADMINISTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103
CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, MA 02110

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES FOR
CALVERT FAMILY OF FUNDS
I. INTRODUCTION
Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.
Long-Term Value. Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.
As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.
When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.
Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.
Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.
II. CORPORATE GOVERNANCE
A. Board and Governance Issues
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.
One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.
Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.
Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.
Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.
The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

•
The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

•
The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•	The Fund advisor may oppose individual directors who serve as members of the nominating committee and have failed to establish gender and/or racial diversity as a factor in new board member searches.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

•
The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•	The Fund advisor will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

•
The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.
Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

•
The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.
Director Elections
Contested Election of Directors
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

•
The Fund advisor will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting
Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.
Shareholder Rights
Supermajority Vote Requirements
Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.

•	The Fund advisor will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

•
The Fund advisor will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

•
The Fund advisor will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareowner Access to Proxy
Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners - whom directors are supposed to represent - are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support management and shareholder proposals that grant shareowner access to the proxy ballot.

•
The Fund advisor will examine and vote on a case-by-case basis proposals that create threshold targets for shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.

Restrictions on Shareowners Acting by Written Consent
Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.
Restrictions on Shareowners Calling Meetings
It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners - often a majority of shareowners - to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

•
The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•	The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
In a number of countries companies routinely appoint internal statutory auditors.

•
The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
Audit Committee

•
The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•
The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

Transparency and Disclosure
International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

•
The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•
The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions
Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

•	The Fund advisor will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.
B. Executive and Employee Compensation
Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.
There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.
Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.
Disclosure of CEO, Executive, Board and Employee Compensation

•
The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.

•
The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

•
The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

•
The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

•
The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

•
The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

•
The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

•
The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options
Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.
Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.
Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.
Executive Compensation Tie to Non-Financial Performance

•
The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements
Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

•
The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.
C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.
Considering the Non-Financial Effects of a Merger Proposal
Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

•
The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•
The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•
The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments
Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.
There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•
The Fund advisor will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

•
The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•
The Fund advisor will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•
The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•
The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•
The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills
Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.
Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.
III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
A. Sustainability Reporting
The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•
The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.
B. Environment
All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•
The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•
The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•
The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles
The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.
Climate Change Mitigation
Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective-and often cost-saving-steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•
The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.
Climate Change Adaptation
Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.
Chemical and Other Global Sustainability Concerns
In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water
Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.
Environmental Justice
Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•
The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.
Land-Use Change / Biodiversity Conservation / GMOs
Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•
The Fund advisor will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing
Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations1 U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011. http://www.shalegas.energy.gov/resources/111811_final_report.pdf..” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

________________________
1U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011.
http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

C. Workplace Issues
Labor Relations
Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.
Vendor/Supplier Standards
Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•
The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)
Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.
Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•
The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

•
The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•
The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•
The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings
Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.
D. International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.
Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•
The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.
Internet Surveillance/Censorship and Data Security
Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•
The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images
Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.
International Outsourcing Operations
Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•
The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

•
The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals
The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•
The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•
The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E. Indigenous Peoples’ Rights
Cultural Rights of Indigenous Peoples
The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•
The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•
The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.
F. Product Safety and Impact
Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•
The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

•	The Fund advisor will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
Toxic Chemicals
Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support proposals asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.
Animal Welfare
Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•
The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•
The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco
Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.
G. Weapons Contracting
Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.
H. Community
Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.
Redlining
Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.
Predatory Lending
Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Insurance Companies and Economically Targeted Investments
Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
Healthcare
Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.
I. Political Action Committees and Political Partisanship
Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•
The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•
The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•
The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J. Other Issues
All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.
IV. CONFLICT OF INTEREST POLICY
All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.
Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.
Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.
Adopted September 2000.
Last Revised March 2016.

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS  (source:  Standard & Poor’s Ratings Services)
Bonds

AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:
An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:
An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor’s inability to meet its financial commitment on the obligation.

B:
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:
An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Notes

SP-1:
These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:	These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:	These issues are considered as having a speculative capacity to pay principal and interest.
Commercial Paper

A-1:	This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:	This rating indicates a satisfactory degree of safety regarding timely payment.

A-3:
This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

LONG-TERM OBLIGATION RATINGS (source: Moody’s Investors Service)
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
SHORT-TERM RATINGS  (source: Moody’s Investors Service)
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)
Articles of Incorporation incorporated by reference to Registrant's Pre-Effective Amendment No. 3, November 1, 2000, accession number 0001121624-00-000017.
Articles Supplementary, incorporated by reference to Registrant's Post-Effective Amendment No. 38, July 30, 2013, accession number 0001438390-13-000012.

(b)	Amended and restated By-laws, incorporated by reference to Registrant’s Post-Effective Amendment No. 41, January 30, 2015, accession number 0001121624-15-000005.

(c)	Instruments Defining Rights of Security Holders (not applicable).

(d)(1)
Investment Advisory Agreement with Calvert Asset Management Company, Inc. incorporated by reference to Registrant's Pre-Effective Amendment No. 3, November 1, 2000, accession number 0001121624-00-000017.
Revised and Restated Schedule A to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 31, May 25, 2011, accession number 0001121624-11-000037.
Amendment to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 34, January 30, 2012, accession number 0001438390-12-000002.
Addendum to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 36, January 30, 2013, accession number 0001121624-13-000001.
Addendum to Schedule A to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 38, July 30, 2013, accession number 0001438390-13-000012.
Addendum to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 39, January 30, 2014, accession number 0001121624-14-000003.
Addendum to Schedule A to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 39, January 30, 2014, accession number 0001121624-14-000003.
Addendum to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 41, January 30, 2015, accession number 0001121624-15-000005.
Addendum to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 43, January 29, 2016, accession number 0001121624-16-000072.
Addendum to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 49, April 15, 2016, accession number 0001121624-16-000123.
Addendum to Investment Advisory Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 51, April 29, 2016, accession number 0001121624-16-000133.

(d)(2)
Form of Investment Subadvisory Agreement (Kleinwort Benson Investors International Ltd.), incorporated by reference to Registrant's Post-Effective Amendment No. 23, January 31, 2011, accession number 0001121624-11-000002.
Amendment to Subadvisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 34, January 30, 2012, accession number 0001438390-12-000002.

(e)
Underwriting (Distribution) Agreement with Schedules I, II and III, incorporated by reference to Registrant’s Post-Effective Amendment No. 31, May 25, 2011, accession number 0001121624-11-000037.
Distribution Agreement Addendum to Schedules II & III, incorporated by reference to Registrant’s Post-Effective Amendment No. 38, July 30, 2013, accession number 0001438390-13-000012.

(f)	Directors' Deferred Compensation Agreement incorporated by reference to Registrant's Pre-Effective Amendment No. 3, November 1, 2000, accession number 0001121624-00-000017.

(g)
Custodial Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 4, February 26, 2001, accession number 0001121624-01-000027.
Amended Schedule to Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 5, June 9, 2004, accession number 0001121624-04-000012.
Amended Schedule to Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 10, February 9, 2007, accession number 0001121624-07-000004.
Amended Schedule to Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 13, September 15, 2008, accession number 0001121624-08-000016.
Amendment to the Master Custodian Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 40, October 28, 2013, accession number 0001121624-13-000022.

(h)(1)
Amended Master Transfer Agency and Service Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 10, May 30, 2007, accession number 0001121624-07-000013.
Amended Schedule A to Transfer Agency and Service Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 10, May 30, 2007, accession number 0001121624-07-000013.
Amended Schedule A to Master Transfer Agency Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, September 15, 2008, accession number 0001121624-08-000016.
Amendment to Master Transfer Agency and Service Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 36, January 30, 2013, accession number 0001121624-13-000001.
Amendment to Master Transfer Agency and Service Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 43, January 29, 2016, accession number 0001121624-16-000072.

(h)(2)
Amended and Restated Servicing Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 36, January 30, 2013, accession number 0001121624-13-000001.
Servicing Agreement Addendum to Schedule A, incorporated by reference to Registrant’s Post-Effective Amendment No. 40, October 28, 2013, accession number 0001121624-13-000022.

(h)(3)
Amended and Restated Administrative Services Agreement with Calvert Investment Administrative Services, incorporated by reference to Registrant’s Post-Effective Amendment No. 43, January 29, 2016, accession number 0001121624-16-000072.

(h)(4)	Research Agreement with Consultant Norris A. Dodson IV, incorporated by reference to Registrant's Post-Effective Amendment No. 23, January 31, 2011, accession number 0001121624-11-000002.

(h)(5)
Administration Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 43, January 29, 2016, accession number 0001121624-16-000072.
Amendment to Administration Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 43, January 29, 2016, accession number 0001121624-16-000072.

(i)	Opinion and Consent of Counsel, filed herewith.

(j)	Consent of Independent Auditors, filed herewith.

(k)	Omitted Financial Statement (not applicable).

(l)	Letter regarding initial capital incorporated by reference to Registrant's Pre-Effective Amendment No. 3, November 1, 2000, accession number 0001121624-00-000017.

(m)
Plan of distribution, Class A, B, and C incorporated by reference to Registrant's Pre-Effective Amendment No. 3, November 1, 2000, accession number 0001121624-00-000017.
Amended Schedule to Plan of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 8, January 30, 2006, accession number 0001121624-06-000002.
Amended Schedules to Plans of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 10, February 9, 2007, accession number 0001121624-07-000004.
Amended Schedules to Plans of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 13, September 15, 2008, accession number 0001121624-08-000016.
Class A Plan of Distribution Addendum to Schedule, incorporated by reference to Registrant’s Post-Effective Amendment No. 38, July 30, 2013, accession number 0001438390-13-000012.

(n)	Amended and Restated Rule 18f-3 Multiple Class Plan, incorporated by reference to Registrant’s Post-Effective Amendment No. 39, January 30, 2014, accession number 0001121624-14-000003.

(o)	Reserved

(p)(1)	Amended Code of Ethics for Calvert Funds et al., incorporated by reference to Registrant’s Post-Effective Amendment No. 36, January 30, 2013, accession number 0001121624-13-000001.

(p)(2)	Code of Ethics for Sub-Adviser (Kleinwort Benson), incorporated by reference to Registrant's Post-Effective Amendment No. 23, January 31, 2011, accession number 0001121624-11-000002.

(q)	Power of Attorney Forms, incorporated by reference to Registrant’s Post-Effective Amendment No. 43, January 29, 2016, accession number 0001121624-16-000072.

Item 29.      Persons Controlled by or Under Common Control With Registrant
                  Not applicable.

Item 30.       Indemnification
Registrant's By-Laws, Item 28(b) of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.
Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain an insurance policy, providing Registrant with trustees/directors and officers liability coverage, plus excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an Investment Company Blanket Bond. The Fund maintains joint coverage with the other Calvert Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Name	Name of Company, Principal Business and Address	Capacity

John H. Streur

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer, Trustee/ Director

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Vicki L. Benjamin
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Andrew K. Niebler
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Robert D. Benson
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Patrick Faul
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

John Nichols
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Vishal Khanduja
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Thomas A. Dailey
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Robert J. Enderson
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Lynne Ford
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Marybeth Pilat
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Mary Rutford
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Stu Dalheim
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Laurie Webster
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Erica Lasdon
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

    Item 32. Principal Underwriters

     (a)     Registrant's principal underwriter underwrites shares of the following investment companies other than Registrant:
Calvert Management Series
Calvert Social Investment Fund
Calvert World Values Fund, Inc.
Calvert Responsible Index Series, Inc.
Calvert Variable Series, Inc.
Calvert Impact Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
         (b)     Positions of Underwriter's Officers and Directors

Name and Principal Business Address*	Position(s) and Offices with Underwriter	Position(s) and Offices with Registrant
John H. Streur	Director and Chief Executive Officer	Director and President
Vicki L. Benjamin	Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer, and Treasurer	Treasurer
Lynne Ford	Director, Executive Vice President – Sales and Marketing	None
Robert J. Enderson	Vice President, Corporate Finance, and Assistant Treasurer	Assistant Treasurer
Marybeth Pilat	Assistant Treasurer and Anti-Money Laundering Officer	Fund Controller and Assistant Treasurer
Mary Rutford	Assistant Secretary, Tax Accounting	None
Alex Smith	Vice President, Investor Dealer Services	None
Sonya Sbar	Vice President	None
Quentin Anderson	Regional Vice President	None
Anthony Eames	Senior Vice President	None
Andrew Olig	Regional Vice President	None
Penelope Jackson	Regional Vice President	None
Andrew Niebler	Assistant Secretary and Assistant Vice President	Assistant Secretary and Assistant Vice President
Robert D. Benson	Assistant Secretary and Assistant Vice President	Assistant Secretary and Assistant Vice President
* 4550 Montgomery Avenue Bethesda, Maryland 20814
         (c)      Inapplicable.

Item 33. Location of Accounts and Records
         Vicki L. Benjamin, Treasurer
         and
         Andrew K. Niebler, Secretary
         Calvert Impact Fund, Inc.
         4550 Montgomery Avenue, Suite 1000N
         Bethesda, Maryland 20814

Item 34. Management Services
         Not Applicable

Item 35. Undertakings
         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 5th day of August 2016.
CALVERT IMPACT FUND, INC.
By:
_____________**_____________
John H. Streur
President and Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 5th day of August 2016.

Signature	Title

__________**____________ D. WAYNE SILBY	DIRECTOR

__________**____________ JOHN G. GUFFEY, JR.	DIRECTOR

__________**____________ JOHN H. STREUR	PRESIDENT AND DIRECTOR (PRINCIPAL EXECUTIVE OFFICER)

__________**____________ VICKI L. BENJAMIN	TREASURER (PRINCIPAL FINANCIAL OFFICER)

__________**____________ REBECCA L. ADAMSON	DIRECTOR

__________**____________ RICHARD L. BAIRD, JR.	DIRECTOR

__________**_____________ JOY V. JONES	DIRECTOR

__________**____________ TERRENCE J. MOLLNER	DIRECTOR

__________**____________ SYDNEY A. MORRIS	DIRECTOR

__________**____________ MILES D. HARPER, III	DIRECTOR

**By: /s/ Andrew K. Niebler
               Andrew K. Niebler
Executed by Andrew K. Niebler, Attorney-in-fact on behalf of those indicated, pursuant to Powers of Attorney forms, incorporated by reference to Registrant’s Post-Effective Amendment No. 43, January 29, 2016, accession number 0001121624-16-000072.

Calvert Impact Fund, Inc.
Post-Effective Amendment No. 53
Registration No. 333-44064
EXHIBIT INDEX

Exhibit No.	Description

28(i)	Opinion and Consent of Counsel
28(j)	Consent of Independent Auditors